Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2021, 2020 and 2019

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Table of Contents

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial
Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S.
Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of
December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of
America (GAAS). Our responsibilities under those standards are further described in the Auditors’
Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services.
Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●     Exercise professional judgment and maintain professional skepticism throughout the audit.
●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of
Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and
Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange

Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2022

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2021	2020
Assets:
Bonds	$7,160,859	$7,394,807
Contract loans	2,496,494	2,472,236
Real estate, at depreciated cost	29,164	31,540
Preferred stock	54,061	66,459
Common stock	34,209	54,829
Mortgage loans	568,927	498,963
Cash, cash equivalents and short-term investments	75,157	151,011
Other invested assets	476,136	421,933
Receivables for securities	50,242	22,086
Total cash and invested assets	10,945,249	11,113,864
Deferred and uncollected premiums	63,697	62,806
Due and accrued investment income	159,237	148,894
Reinsurance recoverables	6,601	8,197
Deferred tax asset	46,794	38,523
Receivables from affiliates	7,717	4,166
Other assets	13,925	29,139
Separate account assets	2,771,232	2,616,179
Total assets	$14,014,452	$14,021,768

Liabilities:
Reserves for future policy benefits	9,639,615	9,833,238
Policyholders’ funds	402,102	448,168
Dividends to policyholders	95,367	105,907
Policy benefits in course of settlement	183,115	193,607
Amounts payable on reinsurance	37,987	19,429
Accrued expenses and general liabilities	62,544	87,404
Current federal and foreign income tax	18,876	—
Reinsurance funds withheld liability	205,811	208,043
Interest maintenance reserve (“IMR”)	99,131	108,703
Transfers to (from) separate account due and accrued	(29,866)	(33,517)
Asset valuation reserve (“AVR”)	152,160	139,269
Separate account liabilities	2,771,232	2,616,179
Total liabilities	13,638,074	13,726,430

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	254,832	254,832
Surplus notes	126,365	126,339
Special surplus funds	2,500	2,500
Unassigned surplus	(17,319)	(98,333)
Total surplus	376,378	295,338
Total liabilities, capital and surplus	$14,014,452	$14,021,768

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Income:
Premium and annuity considerations	$290,877	$305,951	$369,123
Net investment income	670,422	573,404	601,375
Commissions and expense allowances on reinsurance ceded	13,817	13,795	13,239
Reserve adjustments on reinsurance ceded	(209,653)	(218,559)	(220,371)
Fees associated with separate account and other miscellaneous income	102,649	84,030	92,291
Total income	868,112	758,621	855,657

Current and future benefits:
Death benefits	470,374	533,380	476,843
Disability and health benefits	2,686	2,323	3,502
Annuity benefits and matured endowments	30,999	23,224	19,761
Surrender benefits	416,855	401,083	454,892
Interest on policy or contract funds	8,715	10,090	13,821
Settlement option payments	10,318	10,225	10,141
Net transfers to (from) separate accounts, net of reinsurance	(195,245)	(159,521)	(165,927)
Change in reserves for future policy benefits and policyholders’ funds	(178,913)	(250,251)	(212,939)
Total current and future benefits	565,789	570,553	600,094

Operating expenses:
Direct commissions	4,938	4,773	8,788
Commissions and expense allowances on reinsurance assumed	5,366	2,023	4,366
Premium, payroll and miscellaneous taxes	8,128	9,306	8,535
Other operating expenses	115,365	120,802	125,463
Total operating expenses	133,797	136,904	147,152
Net gain (loss) from operations before dividends and federal income taxes	168,526	51,164	108,411
Dividends to policyholders	57,291	60,967	87,430
Net gain from operations after dividends and before federal income taxes	111,235	(9,803)	20,981
Federal and foreign income tax expense (benefit)	20,500	(38,902)	14,854
Net gain from operations before realized capital gains (losses)	90,735	29,099	6,127
Realized capital gains (losses), net of income taxes and IMR	(3,354)	(40,813)	(6,580)
Net income (loss)	87,381	(11,714)	(453)

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	2,931	(6,621)	14,950
Change in deferred income taxes	(5,903)	(7,851)	14,838
Change in non-admitted assets	15,045	(10,484)	(10,782)
Change in asset valuation reserve	(12,890)	21,414	1,294
Change in surplus notes	26	26	26
Dividends to stockholder	(20,000)	—	(60,000)
Other surplus changes, net	14,450	(13,796)	(11,157)
Merger adjustments	—	(4,098)	(32,328)
Capital contribution	—	—	17,000
Net increase (decrease) in capital and surplus	81,040	(33,124)	(66,612)
Capital and surplus, beginning of year	295,338	328,462	395,074
Capital and surplus, end of year	$376,378	$295,338	$328,462

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Cash provided by (used for) operations:
Premiums	$357,324	$386,925	$450,593
Investment and other income	923,243	615,274	635,718
Claims and benefits	(1,326,302)	(1,133,784)	(1,206,933)
Dividends paid	(100,329)	(123,147)	(117,317)
Commissions and other expenses	(117,719)	(116,323)	(137,648)
Net transfers from separate accounts	198,895	159,392	161,516
Federal income taxes recovered (paid)	6,453	(9,343)	(484)
Net cash provided by (used for) operations	(58,435)	(221,006)	(214,555)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,142,977	1,767,322	1,142,164
Proceeds from sales, maturities and repayments of stocks	64,015	61,027	95,822
Proceeds from sales, maturities and repayments of mortgage loans	35,373	6,989	4,485
Proceeds from sales, maturities and repayments of other invested assets	39,793	32,377	450,797
Proceeds from sales, maturities and repayments of other investments	—	14,292	5,449
Cost of bonds acquired	(949,095)	(1,160,128)	(1,051,817)
Cost of stocks acquired	(16,958)	(241,290)	(59,117)
Cost of mortgage loans acquired	(105,805)	(106,217)	(136,520)
Cost of other invested assets acquired	(91,518)	(72,653)	(170,339)
Cost of other investments acquired	(12,414)	(3,252)	(2,969)
Net decrease (increase) in contract loans	(24,258)	(30,510)	(9,356)
Net cash provided by (used for) investments	82,110	267,957	268,599

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	—	—	17,000
Net deposits (withdrawals) of deposit-type contracts	(49,978)	(11,916)	(29,770)
Dividends to stockholder	(20,000)	—	(60,000)
Other cash provided (applied)	(29,551)	(1,720)	24,201
Net cash provided by (used for) financing and miscellaneous uses	(99,529)	(13,636)	(48,569)
Net increase (decrease) in cash and short-term investments	(75,854)	33,315	5,475
Cash and short-term investments, beginning of year	151,011	117,696	112,221
Cash and short-term investments, end of year	$75,157	$151,011	$117,696

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC was a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the New York Department of Financial Services (“NYDFS”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”). The Company, with the explicit permission of the NYDFS, was granted an exemption from the implementation of Principles Based Reserving (“PBR”) under Regulation 213 for its life reserves on term conversion policies issued in 2021. This exemption had no impact to the Company’s financial statements.

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contract-holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. We adopted these revisions as of their January 1, 2021 effective date and they did not have a material impact on the Company’s financial position or results of operations.

The Company did not adopt any accounting standards during 2021 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2023, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. As of December 31, 2021, RBC was in excess of 300%, and the surplus to policyholder reserves ratio exceeded 3.5%

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements.

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $36.6 million in 2022. During the years ended December 31, 2021, 2020 and 2019, NNY declared and paid dividends of $20.0 million, $0 and $60.0 million, respectively, to its Parent.

NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge our CLO asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, we agree with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $0 for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $0.7 million and $1.2 million due and accrued investment income non-admitted at December 31, 2021 and 2020, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2021 and 2020 were $59.8 million and $74.9 million, respectively. Changes for the years ended December 31, 2021, 2020 and 2019 increased (decreased) surplus by $15.0 million, $10.5 million and $(10.8) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2021, the Company calculated its reserves for variable annuity products under Reg 213 with the VM-21 reserve exceeding the SSA. As of December 31, 2020, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Stockholder dividends

During 2021, 2020 and 2019, the Company paid cash dividends of $20.0 million, $0 and $60.0 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NC and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $9.1 million, $7.2 million and $5.7 million for 2021, 2020 and 2019, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $1.0 million and $1.1 million for 2021, 2020 and 2019, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0.2 million for 2021, 2020 and 2019, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $26.3 million, $7.4 million and $56.9 million as of December 31, 2021, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, in accordance with the change in control discussed in Footnote 1, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2021, 2020 and 2019:

•$11.8 million, $68.2 million and $82.7 million of non-cash investment exchanges as of December 31, 2021, 2020 and 2019, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Foresters acquisition and merger

After NNY completed its 2020 acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2020 and 2019. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All 2020 and 2019 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$323,404	$1,333	$(18,765)	$305,972
All other governments	102,825	8,621	(649)	110,797
States, territories and possessions	29,107	4,883	—	33,990
Political subdivisions of states, territories and possessions	74,793	12,116	—	86,909
Special revenue	406,028	47,261	(1,385)	451,904
Industrial and miscellaneous (unaffiliated)	4,531,339	576,238	(6,384)	5,101,193
Parent, subsidiaries and affiliates	35,600	1,386	(557)	36,429
Hybrid securities	136,111	6,946	(1,492)	141,565
Mortgage-backed and asset-backed securities	1,521,652	50,670	(32,993)	1,539,329
Total bonds	$7,160,859	$709,454	$(62,225)	$7,808,088

Preferred stock	$54,061	$1,339	$—	$55,400
Common stock	$34,209	$—	$—	$34,209

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$302,360	$2,193	$(10,059)	$294,494
All other governments	69,891	12,073	(279)	81,685
States, territories and possessions	30,490	6,660	—	37,150
Political subdivisions of states, territories and possessions	82,150	14,268	(22)	96,396
Special revenue	474,939	59,360	(84)	534,215
Industrial and miscellaneous (unaffiliated)	3,826,516	613,775	(8,619)	4,431,672
Parent, subsidiaries and affiliates	16,502	140	(3,049)	13,593
Hybrid securities	137,620	11,246	(2,166)	146,700
Mortgage-backed and asset-backed securities	2,454,339	219,989	(46,349)	2,627,979
Total bonds	$7,394,807	$939,704	$(70,627)	$8,263,884

Preferred stock	$66,459	$7,256	$(3)	$73,712
Common stock	$54,829	$—	$—	$54,829

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2021 and 2020.

The aging of temporarily impaired general account debt securities as of December 31, 2021 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$124,894	$(3,251)	$87,393	$(15,514)	$212,287	$(18,765)
All other governments	14,773	(239)	3,589	(410)	18,362	(649)
Political subdivisions	—	—	—	—	—	—
Special revenue	29,861	(1,110)	4,802	(275)	34,663	(1,385)
Industrial and miscellaneous (unaffiliated)	166,432	(3,665)	34,032	(2,719)	200,464	(6,384)
Parent, subsidiaries and affiliates	893	(10)	7,988	(547)	8,881	(557)
Hybrid securities	5,858	(58)	22,014	(1,434)	27,872	(1,492)
Mortgage-backed and asset-backed securities	374,538	(9,476)	146,279	(23,517)	520,817	(32,993)
Total bonds	$717,249	$(17,809)	$306,097	$(44,416)	$1,023,346	$(62,225)
Number of positions at unrealized loss		310		81		391

The Company reported $10.4 million and $25.6 million of gross unrealized gains and $(0.3) million and $0.5 million of gross unrealized losses related to common stock for the periods ended December 31, 2021 and 2020, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.7 million with unrealized losses of $0.3 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

At December 31, 2021, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 81 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities as of December 31, 2020 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$109,417	$(10,059)	$—	$—	$109,417	$(10,059)
All other governments	5,135	(279)	—	—	5,135	(279)
Political subdivisions	1,007	(22)	—	—	1,007	(22)
Special revenue	11,519	(84)	—	—	11,519	(84)
Industrial and miscellaneous (unaffiliated)	86,194	(8,607)	9,561	(12)	95,755	(8,619)
Parents, subsidiaries and affiliates	7,139	(1,478)	4,909	(1,571)	12,048	(3,049)
Hybrid securities	6,242	(63)	22,290	(2,103)	28,532	(2,166)
Mortgage-backed and asset-backed securities	509,488	(25,829)	137,178	(20,520)	646,666	(46,349)
Total bonds	$736,141	$(46,421)	$173,938	$(24,206)	$910,079	$(70,627)
Number of positions at unrealized loss		256		67		323

For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.9 million with unrealized losses of $0.2 million. The Company had $2.2 million common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.3 million.

As of December 31, 2020, there are 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $2.0 million. Securities in an unrealized loss position for over 12 months consisted of 67 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2021 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$230,934	$233,065
Due after one year through five years	1,557,164	1,616,554
Due after five years through ten years	1,758,521	1,874,919
Due after ten years	3,614,240	4,083,550
Total	$7,160,859	$7,808,088

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The carrying values of securities other-than-temporarily impaired during the year were $15.3 million and $14.8 million as of December 31, 2021 and 2020, respectively. OTTIs were $27.8 million, $33.2 million and $19.1 million in 2021, 2020 and 2019, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2021, 2020 and 2019, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2021	2020

Real estate	$29,164	$31,540
Total real estate	$29,164	$31,540

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2021 and 2020, the Company had $568.9 million and $499.0 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2021 and 2020 were $1.5 million and 1.5 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2021	2020
	(in millions)

Industrial	$55.3	$50.9
Multifamily	146.6	102.0
Office	87.5	103.3
Retail	140.1	130.3
Self-storage	44.1	22.8
Warehouse	46.5	52.7
Other	50.3	38.5
Total mortgage loans	570.4	500.5
Less: Allowance for loan losses	1.5	1.5
Net mortgage loans	$568.9	$499.0

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2021	2020
	(in millions)

East North Central	$90.4	$64.6
Middle Atlantic	26.1	26.9
Mountain	84.8	69.6
New England	15.5	3.1
Pacific	136.6	133.5
South Atlantic	117.4	102.1
West North Central	17.8	24.4
West South Central	81.8	76.3
Total mortgage loans	570.4	500.5
Less: Allowance for loan losses	1.5	1.5
Net mortgage loans	$568.9	$499.0

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$119.6	$17.2	$23.9	$5.7	$—	$—	$166.4
50% - 60%	64.7	19.3	62.3	22.8	12.9	—	181.9
60% - 70%	72.0	14.5	25.8	22.5	—	—	134.9
70% - 80%	50.3	—	—	14.6	—	6.4	71.3
80% and greater	—	—	—	—	6.0	8.4	14.4
Total	$306.6	$51.0	$112.0	$65.7	$19.0	$14.7	$568.9

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$96.3	$—	$18.3	$26.8	$—	$—	$141.4
50% - 60%	78.9	6.2	61.3	30.5	11.6	—	188.6
60% - 70%	16.5	6.8	56.1	—	6.2	—	85.6
70% - 80%	6.2	19.0	43.3	—	—	—	68.4
80% and greater	—	—	—	8.2	6.7	—	15.0
Total	$197.8	$32.0	$179.1	$65.5	$24.5	$—	$499.0

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $456.2 million CM1 loans and $114.2 million CM2 loans as of December 31, 2021. The Company held $373.5 million CM1 loans, $104.5 million CM2 loans and $22.5 million CM3 loans as of December 31, 2020. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2021 and 2020 was 100% and 100%, respectively. As of December 31, 2021 and 2020, all loans were current.

During 2021, the minimum and maximum lending rates for mortgage loans were 3.2% and 5.5% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2021, 2020 and 2019.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2021	2020

Private equity	$92,374	$59,932
Mezzanine partnerships	17,167	12,302
Infrastructure funds	5,712	7,613
Hedge funds	430	7,697
Collateralized fund obligation	90,418	97,481
Mortgage and real estate	5,984	119
Direct equity	143,499	126,361
Credit funds	43,108	31,589
Other alternative assets	77,444	78,839
Total other invested assets	$476,136	$421,933

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $118.3 million and $103.7 million as of December 31, 2021 and 2020, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2021	2020
	(in thousands)
Swaps:
Notional amount	$300,000	$250,000
Fair value	$(13,279)	$(1,150)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$11,880	$—
Fair value	$(102)	$—
Carrying value	$(102)	$—

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $36.1 million and $6.1 million as of December 31, 2021 and 2020, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $699.5 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. During 2021, the Company had no amounts of collateral pledged or borrowed. As of December 31, 2021, the Company had no outstanding borrowings with the FHLB and no amounts pledged. The Company owned $2.1 million and $2.6 million of FHLB capital stock as of December 31, 2021 and 2020, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	13	7	$9,749	$4,188	$12,642	$3,790
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	—	1,338	—	1,740	—
(4) Preferred Stock - Fair Value	8	—	9,392	—	9,392	—
(5) Total (1+2+3+4)	22	7	$20,479	$4,188	$23,774	$3,790

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2021, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Anheuser-Busch Company, Berkshire Hathaway Inc., Amazon.com Inc., Prudential Financial Inc. and Oracle Corporation. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2021	2020	2019

Bonds	$321,875	$344,089	$369,301
Contract loans	198,128	191,145	189,004
Cash and short-term investments	913	1,253	5,173
Real estate, net of expenses	5,266	5,075	4,996
Preferred stock	3,357	3,397	6,260
Common stock	3,032	120	2,881
Mortgage loans	22,169	20,447	13,886
Other invested assets	132,901	25,037	26,030
Derivative instruments	2,335	851	443
Miscellaneous income	—	93	1,473
Amortization of IMR	16,662	12,987	12,889
Less:
Interest expense	9,086	9,086	9,912
Other investment expenses	27,130	22,004	21,049
Net investment income	$670,422	$573,404	$601,375

For the year ended December 31, 2021, the Company had 27 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.9 million. For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million. For the year ended December 31, 2019, the Company had 13 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $1.6  million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2021	2020	2019	2021	2020	2019

Bonds	$(14,226)	$(26,634)	$(7,752)	$(581)	$(4,453)	$1,373
Preferred stock	693	(7,725)	(2,202)	3,296	44	2,332
Common stock	24,850	(7,525)	2,207	(15,063)	4,584	2,936
Mortgage loans	9	(668)	(258)	—	—	—
Other invested assets	(9,897)	547	341	16,160	(8,558)	12,275
Derivative instruments	(1,944)	14,340	(255)	(102)	(191)	—
Foreign exchange	—	1	(23)	—	193	8
Miscellaneous	226	11	223	—	—	—
	(289)	(27,653)	(7,719)	3,710	(8,381)	18,924
Income tax benefit (expense)	(3,065)	(13,160)	1,139	(779)	1,760	(3,974)
Net capital gains (losses)	$(3,354)	$(40,813)	$(6,580)	$2,931	$(6,621)	$14,950

Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million, and other invested assets of $9.9 million. Realized losses for 2020 include impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million. Realized losses for 2019 include impairments of $19.1 million, including impairments on bonds of $14.2 million, common stock of $1.8 million and preferred stock of $3.1 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2021	2020	2019

Proceeds from sales	$1,217,162	$1,822,763	$1,317,147
Gross gains on sales	91,173	92,417	35,144
Gross losses on sales	35,631	97,664	30,457

5.    Investments in Affiliates

The Company has an investment subsidiary, Nassau 2019 CFO LLC and uses the “look through” process, per Paragraph 26 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to admit the underlying assets of that subsidiary. The Company’s other subsidiary, PM Holdings, has no underlying value ascribed to it. There was no subsidiary equity that was admitted as of December 31, 2021 and 2020.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
6.    Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

	2021	2020

Life insurance	$8,937,134	$9,032,753
Health insurance	21,224	56,192
Total life and health insurance	8,958,358	9,088,945

Annuities	896,591	972,113

Subtotal	9,854,949	10,061,058
Supplementary contracts with life contingencies	104,686	85,107
All other	—	22,099
Total before reinsurance ceded	9,959,635	10,168,264
Less: Reinsurance ceded	320,020	335,026
Reserves for future policy benefits	$9,639,615	$9,833,238

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

The amount of individual insurance in force as of December 31, 2021 and 2020 for which the net premium exceeded the gross premium was $0.9 billion and $0.9 billion, respectively. As of December 31, 2021 and 2020, the Company carried an associated premium deficiency reserve of $4.6 million and $4.8 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$16,964	$3,875	$—	$20,839	1%
- at book value less surrender charge of 5% or more	146,289	—	—	146,289	8%
- at market value	—	—	840,571	840,571	47%
Total with market value adjustment or at fair value	163,253	3,875	840,571	1,007,699	56%
- at book value (minimal or no charge or adjustment)	492,259	—	—	492,259	27%
Not subject to discretionary withdrawal	304,162	—	4,561	308,723	17%
Total individual annuity actuarial reserves	959,674	3,875	845,132	1,808,681	100%
Less: Reinsurance ceded	14,238	—	—	14,238
Total individual annuity actuarial reserves, net of reinsurance	$945,436	$3,875	$845,132	$1,794,443
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$6,672	$—	$—	$6,672

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$15,899	$6,611	$—	$22,510	1%
- at book value less surrender charge of 5% or more	32,171	—	—	32,171	2%
- at market value	—	—	860,648	860,648	46%
Total with market value adjustment or at fair value	48,070	6,611	860,648	915,329	49%
- at book value (minimal or no charge or adjustment)	653,530	—	—	653,530	34%
Not subject to discretionary withdrawal	308,084	—	3,457	311,541	17%
Total individual annuity actuarial reserves	1,009,684	6,611	864,105	1,880,400	100%
Less: Reinsurance ceded	8,276	—	—	8,276
Total individual annuity actuarial reserves, net of reinsurance	$1,001,408	$6,611	$864,105	$1,872,124

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,446	1,446	3%
Total with market value adjustment or at fair value	—	—	1,446	1,446	3%
- at book value (minimal or no charge or adjustment)	17,336	—	—	17,336	40%
Not subject to discretionary withdrawal	24,267	—	—	24,267	57%
Total group annuity actuarial reserves	41,603	—	1,446	43,049	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$41,603	$—	$1,446	$43,049

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,736	1,736	4%
Total with market value adjustment or at fair value	—	—	1,736	1,736	4%
- at book value (minimal or no charge or adjustment)	21,518	—	—	21,518	44%
Not subject to discretionary withdrawal	26,017	—	—	26,017	52%
Total group annuity actuarial reserves	47,535	—	1,736	49,271	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$47,535	$—	$1,736	$49,271

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	692	692	—%
Total with market value adjustment or at fair value	—	—	692	692	—%
- at book value (minimal or no charge or adjustment)	397,865	—	—	397,865	99%
Not subject to discretionary withdrawal	4,237	—	—	4,237	1%
Total deposit fund liabilities	402,102	—	692	402,794	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$402,102	$—	$692	$402,794

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	976	976	—%
Total with market value adjustment or at fair value	—	—	976	976	—%
- at book value (minimal or no charge or adjustment)	436,392	—	—	436,392	97%
Not subject to discretionary withdrawal	11,855	—	—	11,855	3%
Total deposit fund liabilities	448,247	—	976	449,223	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$448,247	$—	$976	$449,223

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2021:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$882,353
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	104,686
Exhibit 7, Deposit-type contracts, line 14, column 1	402,102
Subtotal	1,389,141

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	846,591
Exhibit 3, Line 0399999, column 2	3,862
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	692
Subtotal	851,145
Combined total	$2,240,286

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,664	$1,664	$9,092	$—	$—	$—
- Universal life	686,413	672,305	711,140	—	—	—
- Universal life with secondary guarantees	21,402	20,219	77,661	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,454,445	7,448,983	7,791,327	—	—	—
- Variable life	87,973	87,972	99,251	945,866	938,761	939,352
- Variable universal life	85,142	85,079	85,262	966,018	948,136	950,607
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	113,546	XXX	XXX	—
- Accidental death benefits	XXX	XXX	560	XXX	XXX	—
- Disability-active lives	XXX	XXX	7,612	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,571	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,111	XXX	XXX	—

Total (gross: direct + assumed)	8,337,039	8,316,222	8,937,133	1,911,884	1,886,897	1,889,959
Less: Reinsurance ceded	190,968	190,968	284,623	—	—	—
Total, net	$8,146,071	$8,125,254	$8,652,510	$1,911,884	$1,886,897	$1,889,959

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,332	$1,332	$8,512	$—	$—	$—
- Universal life	730,260	699,345	745,294	—	—	—
- Universal life with secondary guarantees	21,244	19,671	73,549	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,550,192	7,543,646	7,899,704	—	—	—
- Variable life	89,664	89,696	99,912	829,189	822,676	822,997
- Variable universal life	87,068	86,981	87,139	902,804	882,859	886,555
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	118,641	XXX	XXX	—
- Accidental death benefits	XXX	XXX	610	XXX	XXX	—
- Disability-active lives	XXX	XXX	8,421	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	21,313	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,101	XXX	XXX	—

Total (gross: direct + assumed)	8,479,760	8,440,671	9,085,196	1,731,993	1,705,535	1,709,552
Less: Reinsurance ceded	198,226	198,226	300,971	—	—	—
Total, net	$8,281,534	$8,242,445	$8,784,225	$1,731,993	$1,705,535	$1,709,552

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2021:

Amount

Exhibit 5, Life insurance section, total (net)	$8,606,917
Exhibit 5, Accidental death benefits section, total (net)	560
Exhibit 5, Disability active lives section, total (net)	7,183
Exhibit 5, Disability disabled lives section, total (net)	16,096
Exhibit 5, Miscellaneous reserves section, total (net)	21,754
Subtotal	8,652,510

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,889,959
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,889,959
Combined total	$10,542,469

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $5.5 million and $11.7 million as of December 31, 2021 and 2020, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $65.4 million and $73.3 million at December 31, 2021 and 2020, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.2 billion and $1.1 billion as of December 31, 2021 and 2020, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2021	2020	2019

Direct premiums and annuity considerations	$365,653	$397,013	$486,745
Reinsurance assumed - non-affiliate	8,375	8,260	8,774
Reinsurance assumed - affiliate	26,752	23,260	21,353
Reinsurance ceded - non-affiliate	(104,132)	(116,744)	(141,544)
Reinsurance ceded - affiliate	(5,771)	(5,838)	(6,205)
Net premiums and annuity considerations	$290,877	$305,951	$369,123

Direct commissions and expense allowance	$4,938	$4,773	$8,788
Reinsurance assumed - non-affiliate	314	301	244
Reinsurance assumed - affiliate	5,052	1,722	4,123
Reinsurance ceded - non-affiliate	(4,905)	(5,296)	(5,337)
Reinsurance ceded - affiliate	(8,912)	(8,399)	(7,903)
Net commissions and expense allowance	$(3,513)	$(6,899)	$(85)

Direct policy and contract claims incurred	$654,724	$756,698	$684,718
Reinsurance assumed - non-affiliate	30,373	49,865	36,408
Reinsurance assumed - affiliate	29,565	17,903	28,960
Reinsurance ceded - non affiliate	(176,944)	(230,480)	(223,694)
Reinsurance ceded - affiliate	(23,340)	(35,060)	(26,286)
Net policy and contract claims incurred	$514,378	$558,926	$500,106

Direct policy and contract claims payable	$159,897	$149,775
Reinsurance assumed - non-affiliate	44,943	62,705
Reinsurance assumed - affiliate	727	895
Reinsurance ceded - non-affiliate	(22,452)	(19,768)
Net policy and contract claims payable	$183,115	$193,607

Direct life insurance in force	$33,324,834	$35,394,728
Reinsurance assumed	3,033,651	2,989,602
Reinsurance ceded	(13,695,599)	(14,995,504)
Net insurance in force	$22,662,886	$23,388,826
In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $14.0 million, $23.7 million and $16.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $19.1 million as of December 31, 2018. As of December 31, 2019, $2.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $18.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2018. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of unfavorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

7.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.8 million, $0.8 million and $1.0 million in 2021, 2020 and 2019, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $1.1 million as of December 31, 2021, payable as follows: 2022 - $0.4 million; 2023 - $0.5 million; 2024 - $0.2 million; 2025 - $0.0 million and 2026 - $0.0 million.

8.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2021 and 2020 was $34.2 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2021 and 2020 was $34.2 million and $32.3 million, respectively. Depreciation for the year ended December 31, 2021, 2020 and 2019 was $1.9 million. $2.1 million and $3.0 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $1.9 million as of December 31, 2021 and 2020, respectively.

9.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2021 and 2020 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2021 and 2020 was $4.8 million and $4.7 million, respectively. Depreciation for the years ended December 31, 2021, 2020 and 2019 was $0.1 million, $0.1 million and $0.2 million, respectively. Non-admitted furniture and equipment totaled $0.2 million and $0.3 million as of December 31, 2021 and 2020, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
10.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$605	$604
Ordinary renewal	64,051	63,093
Total	$64,656	$63,697

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$518	$518
Ordinary renewal	63,051	62,288
Total	$63,569	$62,806

11.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $2,771.2 million and $2,616.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021, the general account of the Company had a maximum guarantee for separate account liabilities of $3.6 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.4 million, $0.2 million, $0.2 million, $0.6 million and $0.6 million for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. The general account paid $0.5 million, $0.5 million, $0.2 million, $0.6 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,740.0 million and $2,582.0 million as of December 31, 2021 and 2020, respectively. Separate account premiums and other considerations received were $51.8 million, $56.2 million and $77.7 million for the years ended December 31, 2021 and 2020, and 2019 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $202.6 million, $177.5 million and $186.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2021	2020	2019

Transfers to separate accounts	$51,813	$56,232	$77,727
Transfers from separate accounts	(246,142)	(215,831)	(243,367)
Other	(916)	78	(287)
Net transfers from separate account	(195,245)	(159,521)	(165,927)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(195,245)	$(159,521)	$(165,927)

12.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$163,060	$7,622	$170,682	$165,585	$8,173	$173,758	$(2,525)	$(551)	$(3,076)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	163,060	7,622	170,682	165,585	8,173	173,758	(2,525)	(551)	(3,076)
Less: Deferred tax assets non-admitted	52,180	—	52,180	57,250	8,068	65,318	(5,070)	(8,068)	(13,138)
Subtotal net admitted deferred tax assets	110,880	7,622	118,502	108,335	105	108,440	2,545	7,517	10,062
Less: Deferred tax liabilities	53,052	18,656	71,708	69,812	105	69,917	(16,760)	18,551	1,791
Net deferred tax assets	$57,828	$(11,034)	$46,794	$38,523	$—	$38,523	$19,305	$(11,034)	$8,271

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	57,828	(11,034)	46,794	38,523	—	38,523	19,305	(11,034)	8,271
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	57,828	(11,034)	46,794	38,523	—	38,523	19,305	(11,034)	8,271
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	49,438	XXX	XXX	51,606	XXX	XXX	(2,168)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	53,052	18,656	71,708	69,812	105	69,917	(16,760)	18,551	1,791
Deferred tax assets admitted as the result of application of SSAP 101	$110,880	$7,622	$118,502	$108,335	$105	$108,440	$2,545	$7,517	$10,062

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	726%	661%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$329,584	$256,817

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$163,060	$7,622	$165,585	$8,173	$(2,525)	$(551)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$110,880	$7,622	$108,335	$105	$2,545	$7,517
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2021 and 2020 were as follows:

	2021	2020	Change
Current income tax:
Federal	$20,500	$(38,902)	$59,402
Subtotal	20,500	(38,902)	59,402
Federal income tax on net capital gains	3,066	13,160	(10,094)
Federal and foreign income tax expense (benefit) incurred	$23,566	$(25,742)	$49,308

Deferred tax assets:
Ordinary:
Future policyholder benefits	$46,664	$48,375	$(1,711)
Investments	58,174	54,586	3,588
Deferred acquisition costs	27,471	29,354	(1,883)
Policyholder dividends accrual	19,868	22,061	(2,193)
Fixed assets	1,489	—	1,489
Compensation and benefits accrual	3,878	3,841	37
Pension accrual	—	—	—
Net operating loss carryforward	—	—	—
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	5,516	7,368	(1,852)
Subtotal	163,060	165,585	(2,525)
Non-admitted	52,180	57,250	(5,070)
Admitted ordinary deferred tax assets	$110,880	$108,335	$2,545

Capital:
Investments	$6,759	$5,889	$870
Other (including items <5% of total capital tax assets)	863	2,284	(1,421)
Subtotal	7,622	8,173	(551)
Admitted capital deferred tax assets	7,622	105	7,517
Admitted deferred tax assets	$118,502	$108,440	$10,062

Deferred tax liabilities:
Ordinary:
Investments	$25,471	$40,035	$(14,564)
Fixed assets	2,447	2,663	(216)
Compensation	5,543	—	5,543
Policyholder reserves	19,442	21,444	(2,002)
Other (including items <5% of total ordinary tax liabilities)	149	5,670	(5,521)
Subtotal	53,052	69,812	(16,760)

Capital:
Investments	18,656	—	18,656
Other (including items <5% of total ordinary tax liabilities)	—	105	(105)
Subtotal	18,656	105	18,551
Deferred tax liabilities	71,708	69,917	1,791
Net admitted deferred tax assets (liabilities)	$46,794	$38,523	$8,271

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Tax exempt interest	—	—	—%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Meals and entertainment	—	—	—%
Non-deductible expenses	—	—	—%
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Compensation benefit	—	—	—%
Rate change	—	—	—%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%
Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)
Total statutory income tax		$(17,891)	47.8%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$13,263	$2,785	21.0%
Interest maintenance reserve	105	22	0.2%
Dividends received deduction	(12,655)	(2,658)	(20.0%)
Change in non-admitted assets	(4,293)	(902)	(6.8%)
Other, including prior year true-up	(1,767)	(371)	(2.8%)
Total statutory income tax	$(5,347)	$(1,123)	(8.5%)

Federal income taxes incurred		$17,437	131.5%
Tax on capital gains/(losses)		(1,139)	(8.6%)
Prior year overaccrual/(underaccrual)		(2,583)	(19.5%)
Change in net deferred income tax expense/(benefit)		(14,838)	(111.9%)
Total statutory income tax		$(1,123)	(8.5%)

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2021	2020

The Company had net operating loss carryforwards of	$—	$—
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	—

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The Company has no recoupment benefit available for 2018 and 2019 tax years. Under the terms of the tax allocation agreement, NNY received a current tax benefit related to its 2020 tax year return.

The Company had no net operating losses as of December 31, 2021.

The Company has no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2021 or 2020.

The Company’s U.S. federal income tax return for years 2017 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2021 and 2020. As of December 31, 2021, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
On July 1, 2020, The Company completed its acquisition of FLIAC. Effective July 8, 2020, FLIAC merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2021:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2021 and 2020. Accordingly, the BEAT liability was $0 for the years ended December 31, 2021 and 2020.

	2021	2020
Gross AMT credit recognized as:
Current year recoverable	$—	$1,135,752
Deferred tax asset	—	—
Beginning balance of AMT credit carryforward	—	1,135,752
Amounts recovered	—	1,135,752
Ending balance of AMT credit	$—	$—
Reporting entity ending balance	$—	$—

13.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $94.9 million, $97.9 million and $93.1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amounts payable to NCNY were $2.1 million and $3.9 million as of December 31, 2021 and 2020, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $3.2 million, $2.9 million and $3.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2021 and 2020.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $3.6 million, $4.3 million and $44.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commissions paid by the Company on behalf of NLA were $87.8 million, $74.9 million and $28.2 million for the years ended December 31, 2021, 2020 and 2019. The Company had amounts receivable from PHL and NLA of $0.2 million and $5.8 million as of December 31, 2021, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $3.3 million as of December 31, 2020, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $22.5 million, $17.8 million and $17.2 million as of December 31, 2021, 2020 and 2019, respectively. Amounts payable to NAMCO were $0.3 million and $0 for the years ended December 31, 2021 and 2020, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd.,and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $96.7 million par with a fair value of $61.1 million and $114.3 million par with a fair value of $63.2 million at December 31, 2021 and 2020, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $49.2 million and $23.3 million at December 31, 2021 and 2020, respectively, and a fair value of $36.4 million and $13.6 million at December 31, 2021 and 2020, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $12.4 million and $13.1 million at December 31, 2021 and 2020, respectively, and a fair value of $12.5 million and $13.4 million at December 31, 2021 and 2020, respectively, and recognized $0.9 million and $1.1 million of net investment income for the years ended December 31, 2021 and 2020, respectively. The Company’s equity investment in Nassau CFO was $90.4 million and $97.0 million at December 31, 2021 and 2020, respectively, and the Company recorded net investment income from Nassau CFO of $97.1 million and $20.1 million for the years ended December 31, 2021 and 2020, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $9.8 million and a remaining commitment of $10.7 million as of December 31, 2021.

Prior to the merger, FLIAC and certain former affiliates of FLIAC, under various cost sharing allocation agreements, shared office space, data processing and other facilities and management personnel. Charges for these services were based upon FLIAC’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the year ended December 31, 2019, FLIAC incurred approximately $4.5 million for these services. FLIAC paid a former affiliate $7.4 million during 2019 for commissions relating to the sale of its products. In addition, FLIAC incurred $4.3 million in 2019 for management fees paid to its former parent.

See Note 6 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2021, no amounts were overdue.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
14.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$4,012	$35,301	$39,313
Preferred stock	—	24,924	14,798	39,722
Common stock [1]	—	—	34,209	34,209
Subtotal	—	28,936	84,308	113,244

Derivative assets	—	—	—	—
Separate account assets	2,767,518	3,714	—	2,771,232
Total assets at fair value	$2,767,518	$32,650	$84,308	$2,884,476

Liabilities at fair value:
Derivative liabilities	$—	$13,380	$—	$13,380
Total liabilities at fair value	$—	$13,380	$—	$13,380
———————
[1]Includes $2,142 Class A Membership FHLB common stock.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$624	$6,891	$7,515
Preferred stock	—	—	14,265	14,265
Common stock [1]	2,731	—	52,098	54,829
Subtotal	2,731	624	73,254	76,609

Derivative assets	—	390	—	390
Separate account assets	2,611,254	4,925	—	2,616,179
Total assets at fair value	$2,613,985	$5,939	$73,254	$2,693,178
———————
[1]Includes $2,648 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2021	2020
Level 3 Assets:
Balance, beginning of period	$73,254	$68,806
Purchases	21,544	15,653
Sales	(37,718)	(22,148)
Settlements	—	(4,192)
Transfers into Level 3	38,998	23,719
Transfers out of Level 3	(3,586)	(7,609)
Realized gains (losses)	13,404	(2,915)
Unrealized gains (losses)	(21,588)	1,940
Balance, end of period	$84,308	$73,254

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2021 and 2020 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2021 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2020 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2021 and 2020.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$7,808,088	$7,160,859	$—	$5,519,405	$2,288,683	$—
Preferred stock	55,400	54,061	—	34,540	20,860	—
Common stock	34,209	34,209	—	—	34,209	—
Mortgage loans	581,657	568,927	—	—	581,657	—
Surplus debentures & capcos	92,469	77,444	—	86,780	5,689	—
Cash, cash equivalents & short terms	75,157	75,157	73,224	33	1,900	—
Derivatives	(13,380)	—	—	(13,380)	—	—
Separate account assets	2,771,232	2,771,232	2,767,518	3,714	—	—
Total financial instruments	$11,404,832	$10,741,889	$2,840,742	$5,631,092	$2,932,998	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,263,884	$7,394,807	$—	$5,794,387	$2,469,497	$—
Preferred stock	73,712	66,459	—	40,363	33,349	—
Common stock	54,829	54,829	2,730	—	52,099	—
Mortgage loans	519,631	498,963	—	—	519,631	—
Surplus debentures & capcos	92,892	78,839	—	81,860	11,032	—
Cash, cash equivalents & short terms	151,041	151,011	144,554	6	6,481	—
Derivatives	390	—	—	390	—	—
Separate account assets	2,616,179	2,616,179	2,611,254	4,925	—	—
Total financial instruments	$11,772,558	$10,861,087	$2,758,538	$5,921,931	$3,092,089	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2021 and 2020, Level 3 bonds were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

15.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2021 and 2020 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.3	$126.3	$—
Total			$175.0		$126.3	$126.3	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$171.6	N/A	$—	$48.3	12/15/2034
Total	$9.1	$171.6		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

16.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
17.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2021, the Company had unfunded commitments of $118.3 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2021, the Company had open commitments of $42.8 million.

18.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2021 and 2020, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2021	2020	2021	2020

Swaps	$300,000	$250,000	$—	$—
Total	$300,000	$250,000	$—	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2021 and 2020, the Company posted $26.3 million and $13.7 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

19.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2021 and 2020 were $2.5 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)

20.    The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC

Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

The Statement of Admitted Assets, Liabilities, Capital and Surplus previously reported for the year ended December 31, 2019 and the Statements of Income and Changes in Capital and Surplus and the Statements of Cash Flows as of and for all years ended December 31, 2019 and December 31, 2018 have been restated for the Merger in accordance with SSAP No. 3.

The statutory merger adjustment of $120.5 million reported as a change to capital and surplus in 2018 includes an amount of $207.8 million that represents the agreed purchase price for FLIAC, net of FLIAC’s statutory surplus as of January 1, 2018 (the earliest period presented) and net of FLIAC’s net income and surplus changes (primarily capital contributions received from FLIAC’s former parent) reported in these financial statements through the acquisition date of July 1, 2020. For 2020 and 2019, the merger adjustments line includes $4.1 million and $32.3 million, respectively, as reductions to capital and surplus related to FLIAC’s net income and other surplus changes in each of those years. In addition to the historical balances of FLIAC that have been combined in the merger restatement, the December 31, 2019 Statement of Admitted Assets, Liabilities, Capital and Surplus includes a liability for the purchase price paid on July 1, 2020, adjusted for the 2020 pre-acquisition net income and surplus changes discussed above.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2021 and through April 1, 2022, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$323,404	$305,971	$323,404
States, municipalities and political subdivisions	29,107	33,990	29,107
Foreign governments	102,825	110,796	102,825
All other corporate bonds [1]	6,508,832	7,147,171	6,489,204
Redeemable preferred stock	51,273	55,401	54,061
Total fixed maturities	7,015,441	7,653,329	6,998,601
Equity securities:
Common stock:
Industrial, miscellaneous and all other	24,112	34,209	34,209
Nonredeemable preferred stock	—	—	—
Total equity securities	24,112	34,209	34,209
Mortgage loans	568,927	580,168	568,927
Real estate, at depreciated cost	29,164	XXX	29,164
Contract loans	2,496,494	XXX	2,496,494
Other invested assets [2]	480,244	495,269	476,136
Cash and short-term investments	75,157	75,157	75,157
Receivables for securities	50,242	XXX	50,242
Total cash and invested assets	$10,739,781		$10,728,930
———————
[1] Amortized cost and fair value amounts exclude $202,116 and $210,161, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020    (continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$302,316	$294,494	$302,360
States, municipalities and political subdivisions	30,490	37,150	30,490
Foreign governments	69,891	81,685	69,891
All other corporate bonds [1]	6,893,255	7,760,449	6,890,997
Redeemable preferred stock	—	—	—
Total fixed maturities	7,295,952	8,173,778	7,293,738
Equity securities:
Common stock:
Industrial, miscellaneous and all other	29,668	54,829	54,829
Nonredeemable preferred stock	66,968	73,712	66,459
Total equity securities	96,636	128,541	121,288
Mortgage loans	498,963	518,133	498,963
Real estate, at depreciated cost	31,540	XXX	31,540
Contract loans	2,472,236	XXX	2,472,236
Other invested assets [2]	425,704	439,757	421,933
Cash and short-term investments	151,011	151,040	151,011
Receivables for securities	22,085	XXX	22,085
Total cash and invested assets	$10,994,127		$11,012,794
———————
[1] Amortized cost and fair value amounts exclude $103,699 and $90,105, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $3,770 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2021:
Insurance Segment	$10,137,084	$183,115	$290,877	$670,422	$565,789	$133,797

2020:
Insurance Segment	$10,387,313	$193,607	305,951	$573,404	$570,553	$136,904

2019:
Insurance Segment	$10,664,893	$133,523	$369,123	$601,375	$600,094	$147,152

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2021	$33,324,834	$13,695,599	$3,033,651	$22,662,886	13%
2020	35,394,728	14,995,504	2,989,602	23,388,826	13%
2019	37,815,845	16,175,714	2,955,890	24,596,021	12%

Life insurance premiums:
2021	$365,653	$109,903	$35,127	$290,877	12%
2020	397,013	122,582	31,520	305,951	10%
2019	486,745	147,749	30,127	369,123	8%

See accompanying independent auditors’ report.

ANNUAL REPORT

NASSAU LIFE VARIABLE

UNIVERSAL LIFE ACCOUNT

December 31, 2021

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Alger Capital Appreciation Portfolio – Class I-2 Shares			AMT Sustainable Equity Portfolio - Class S			Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares			DWS Equity 500 Index VIP – Class A
Assets:
Investments at fair value	$		10,940,267	$		4,611,209	$		3,881,518	$		38,759,585

Total assets	$		10,940,267	$		4,611,209	$		3,881,518	$		38,759,585

Total net assets	$		10,940,267	$		4,611,209	$		3,881,518	$		38,759,585

Units outstanding			1,999,102			2,906,513			971,531			6,923,574

Investment shares held			115,979			124,224			26,867			1,282,581
Investments at cost	$		8,221,628	$		3,294,810	$		2,293,238	$		23,549,781

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$8.24	72,783		$1.61	14,466		$4.30	3,575		$6.24	73,427
Estate Edge®
Unit value (years 1-15)		$5.01	-		$1.58	150,175		$3.85	-		$5.31	-
Unit value (years 16+)		$5.31	694,377		$1.60	222,681		$4.08	213,431		$5.63	2,600,603
Estate Strategies		$-	-		$1.60	-		$4.07	-		$5.76	-
Executive Benefit VUL		$9.13	-		$1.61	-		$4.30	-		$6.24	177,968
Flex Edge, Flex Edge Success® , Individual Edge® and Joint Edge®
Unit value (years 1-15)		$5.15	338,806		$1.58	1,933,629		$3.85	374,142		$5.31	1,350,774
Unit value (years 16+)		$5.46	880,911		$1.60	456,955		$4.08	376,718		$5.63	2,478,210
Phoenix Benefit Choice VULSM		$-	-		$1.61	14,000		$4.30	3,665		$4.21	10,698
Phoenix Express VUL®		$9.52	-		$1.59	-		$4.02	-		$5.14	-
Phoenix Joint Edge® VUL		$-	-		$1.61	17,614		$4.12	-		$4.82	-
The Phoenix Edge®		$5.59	-		$1.59	-		$4.01	-		$5.64	129,409
The Phoenix Edge® – SPVL		$7.93	12,225		$1.61	96,993		$4.30	-		$6.24	102,485

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	DWS Small Cap Index VIP – Class A			Federated Hermes Fund for U.S. Government Securities II			Federated Hermes Government Money Fund II - Service Shares			Federated Hermes High Income Bond Fund II – Primary Shares
Assets:
Investments at fair value	$		1,804,126	$		14,298,930	$		19,305,255	$		4,691,269

Total assets	$		1,804,126	$		14,298,930	$		19,305,255	$		4,691,269

Total net assets	$		1,804,126	$		14,298,930	$		19,305,255	$		4,691,269

Units outstanding			501,394			7,064,141			19,495,689			1,398,186

Investment shares held			96,840			1,335,101			19,304,681			734,158
Investments at cost	$		1,407,920	$		14,712,063	$		19,305,255	$		5,103,246

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$3.84	15,339		$2.11	127,211		$1.03	126,715		$4.04	61,543
Estate Edge®
Unit value (years 1-15)		$3.44	-		$1.91	-		$0.94	-		$3.14	-
Unit value (years 16+)		$3.65	197,098		$2.03	1,411,277		$1.00	6,966,191		$3.33	385,992
Estate Strategies		$3.63	-		$1.83	12,178		$0.99	7,684		$3.72	902
Executive Benefit VUL		$3.84	-		$1.99	24,943		$1.03	907,303		$4.02	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$3.44	132,340		$1.93	1,184,577		$0.94	3,173,955		$3.13	286,418
Unit value (years 16+)		$3.65	150,230		$2.05	4,066,403		$1.00	7,892,330		$3.32	546,345
Phoenix Benefit Choice VULSM		$3.84	-		$1.49	24,245		$1.03	2,697		$2.53	213
Phoenix Express VUL®		$3.59	-		$1.52	-		$0.98	-		$2.78	-
Phoenix Joint Edge® VUL		$3.76	-		$1.47	-		$1.03	10,308		$2.59	5,322
The Phoenix Edge®		$3.58	-		$1.81	25,442		$0.97	20,431		$3.38	-
The Phoenix Edge® – SPVL		$3.84	6,387		$2.04	187,865		$1.03	388,075		$3.83	111,451

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class			Fidelity® VIP Growth Opportunities Portfolio – Service Class			Fidelity® VIP Growth Portfolio – Service Class			Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Assets:
Investments at fair value	$		51,244,258	$		21,908,328	$		20,981,171	$		9,265,052

Total assets	$		51,244,258	$		21,908,328	$		20,981,171	$		9,265,052

Total net assets	$		51,244,258	$		21,908,328	$		20,981,171	$		9,265,052

Units outstanding			8,315,167			3,453,680			4,870,152			5,152,864

Investment shares held			948,968			277,110			206,298			702,553
Investments at cost	$		29,890,490	$		9,174,024	$		12,747,864	$		9,093,148

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$7.76	215,324		$9.40	30,012		$5.45	57,766		$1.89	-
Estate Edge®
Unit value (years 1-15)		$5.74	-		$6.10	90,474		$3.99	-		$1.68	16,198
Unit value (years 16+)		$6.09	1,893,769		$6.47	359,185		$4.24	1,453,811		$1.78	1,280,714
Estate Strategies		$7.54	9,682		$8.66	2,998		$5.87	9,132		$1.78	-
Executive Benefit VUL		$8.24	168,791		$9.37	-		$6.29	-		$1.89	1,708,057
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$5.83	2,164,053		$6.10	1,634,986		$4.09	1,034,729		$1.68	1,145,651
Unit value (years 16+)		$6.18	3,774,077		$6.47	1,283,206		$4.34	2,162,870		$1.78	887,017
Phoenix Benefit Choice VULSM		$4.17	21,943		$6.69	4,646		$5.11	1,989		$1.83	14,633
Phoenix Express VUL®		$5.92	-		$8.89	-		$7.10	-		$1.76	-
Phoenix Joint Edge® VUL		$4.83	4,488		$7.92	4,235		$5.86	-		$1.83	6,670
The Phoenix Edge®		$6.96	3,345		$7.59	9,878		$5.10	29,443		$1.76	-
The Phoenix Edge® – SPVL		$8.18	59,695		$9.40	34,060		$5.49	120,412		$1.89	93,924

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Franklin Income VIP Fund – Class 2			Franklin Mutual Shares VIP Fund – Class 2			Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market			Guggenheim VT Long Short Equity Fund
Assets:
Investments at fair value	$		3,978,978	$		13,727,383	$		639,835	$		165,192

Total assets	$		3,978,978	$		13,727,383	$		639,835	$		165,192

Total net assets	$		3,978,978	$		13,727,383	$		639,835	$		165,192

Units outstanding			1,661,897			3,526,458			647,453			66,522

Investment shares held			237,409			714,968			643,689			9,328
Investments at cost	$		3,675,706	$		13,089,431	$		643,689	$		124,088

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$2.61	11,307		$3.41	273,346		$-	-		$2.76	-
Estate Edge®
Unit value (years 1-15)		$2.30	820		$3.83	650		$-	-		$2.38	-
Unit value (years 16+)		$2.44	332,234		$4.07	856,601		$-	-		$2.52	2,491
Estate Strategies		$2.45	-		$3.14	-		$-	-		$2.56	-
Executive Benefit VUL		$2.61	-		$3.41	67,342		$-	-		$2.76	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$2.30	560,606		$3.78	863,544		$-	-		$2.38	19,177
Unit value (years 16+)		$2.44	689,366		$4.01	1,361,579		$-	-		$2.52	44,230
ICAP+		$-	-		$-	-		$0.99	55,212		$-	-
Phoenix Benefit Choice VULSM		$2.26	977		$2.07	2,048		$-	-		$-	-
Phoenix Express VUL®		$2.42	-		$2.61	-		$-	-		$2.06	-
Phoenix Joint Edge® VUL		$2.41	20,778		$2.42	17,217		$-	-		$-	-
The Phoenix Edge®		$2.41	15,906		$3.64	11,374		$-	-		$2.52	-
The Phoenix Edge® – SPVL		$2.61	29,903		$3.53	72,757		$-	-		$2.76	624
RSVP Variable Life		$-	-		$-	-		$0.99	592,241		$-	-

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Invesco Oppenheimer V.I. Capital Appreciation Fund			Invesco Oppenheimer V.I. Global Fund			Invesco Oppenheimer V.I. Main Street Small Cap Fund®			Invesco V.I. American Franchise Fund – Series I Shares
Assets:
Investments at fair value	$		1,427,864	$		3,023,404	$		4,933,620	$		10,510,611

Total assets	$		1,427,864	$		3,023,404	$		4,933,620	$		10,510,611

Total net assets	$		1,427,864	$		3,023,404	$		4,933,620	$		10,510,611

Units outstanding			341,603			882,777			1,398,068			2,518,826

Investment shares held			17,943			53,816			160,027			118,590
Investments at cost	$		987,482	$		2,223,317	$		3,357,918	$		7,469,035

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$4.53	124		$3.70	64,482		$3.89	2,317		$4.30	73,385
Estate Edge®
Unit value (years 1-15)		$3.99	851		$3.26	-		$3.43	49,093		$3.98	-
Unit value (years 16+)		$4.23	99,481		$3.46	179,008		$3.63	261,975		$4.19	608,798
Estate Strategies		$4.25	-		$3.47	-		$3.65	-		$4.13	6,249
Executive Benefit VUL		$4.53	-		$3.70	-		$3.89	-		$4.30	235,024
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$3.99	107,645		$3.26	230,074		$3.43	715,388		$3.98	407,199
Unit value (years 16+)		$4.23	107,251		$3.46	409,213		$3.63	327,096		$4.19	1,152,759
Phoenix Benefit Choice VULSM		$3.95	-		$3.23	-		$3.90	5,222		$4.30	941
Phoenix Express VUL®		$4.20	-		$3.43	-		$3.60	-		$4.10	-
Phoenix Joint Edge® VUL		$4.43	-		$3.79	-		$4.35	2,807		$4.30	-
The Phoenix Edge®		$4.18	-		$3.42	-		$3.59	293		$4.09	-
The Phoenix Edge® – SPVL		$4.53	26,251		$3.70	-		$3.89	33,877		$4.30	34,471

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Invesco V.I. Core Equity Fund – Series I Shares			Invesco V.I. Equity and Income Fund – Series II Shares			Invesco V.I. Mid Cap Core Equity Fund – Series I Shares			Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Assets:
Investments at fair value	$		1,582,463	$		2,716,037	$		2,315,951	$		939,675

Total assets	$		1,582,463	$		2,716,037	$		2,315,951	$		939,675

Total net assets	$		1,582,463	$		2,716,037	$		2,315,951	$		939,675

Units outstanding			455,844			940,723			679,865			257,017

Investment shares held			41,875			132,167			178,562			48,259
Investments at cost	$		1,359,195	$		2,288,187	$		2,269,935	$		925,666

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$3.70	44,664		$3.11	26,184		$3.71	15,588		$3.99	-
Estate Edge®
Unit value (years 1-15)		$3.26	-		$2.75	729		$3.23	-		$3.49	-
Unit value (years 16+)		$3.46	82,474		$2.91	388,794		$3.43	264,750		$3.70	131,512
Estate Strategies		$3.47	-		$2.92	-		$3.46	2,769		$3.73	946
Executive Benefit VUL		$3.70	-		$3.11	-		$3.71	-		$3.99	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$3.26	33,947		$2.75	176,783		$3.23	113,296		$3.49	58,428
Unit value (years 16+)		$3.46	288,132		$2.91	334,850		$3.43	269,945		$3.70	60,431
Phoenix Benefit Choice VULSM		$-	-		$2.77	-		$-	-		$-	-
Phoenix Express VUL®		$3.43	-		$2.89	-		$3.43	-		$3.68	-
Phoenix Joint Edge® VUL		$-	-		$3.06	-		$-	-		$-	-
The Phoenix Edge®		$3.42	-		$2.88	9,555		$3.40	-		$3.67	-
The Phoenix Edge® – SPVL		$3.70	6,627		$3.11	3,828		$3.71	13,517		$3.99	5,700

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares			Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares			Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares			Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$		3,308,356	$		15,921,052	$		4,952,518	$		3,436,114

Total assets	$		3,308,356	$		15,921,052	$		4,952,518	$		3,436,114

Total net assets	$		3,308,356	$		15,921,052	$		4,952,518	$		3,436,114

Units outstanding			1,251,958			5,141,154			1,733,027			1,370,676

Investment shares held			268,972			397,629			176,755			231,077
Investments at cost	$		3,238,745	$		13,050,512	$		4,106,853	$		2,646,817

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$2.87	86,996		$3.38	145,678		$3.12	70,180		$2.62	120,019
Estate Edge®
Unit value (years 1-15)		$2.51	-		$2.95	58,948		$2.73	-		$2.39	-
Unit value (years 16+)		$2.66	320,547		$3.13	1,260,237		$2.89	574,240		$2.54	283,077
Estate Strategies		$2.68	10,895		$3.16	8,671		$2.92	-		$2.50	-
Executive Benefit VUL		$2.87	-		$3.38	-		$3.12	-		$2.62	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$2.51	281,495		$2.95	1,198,045		$2.73	490,174		$2.39	387,381
Unit value (years 16+)		$2.66	530,206		$3.13	2,355,251		$2.89	583,211		$2.54	571,451
Phoenix Benefit Choice VULSM		$2.41	10,428		$2.64	17,361		$2.55	1,526		$2.62	-
Phoenix Express VUL®		$2.68	-		$3.18	-		$2.99	-		$2.48	-
Phoenix Joint Edge® VUL		$2.46	-		$3.14	-		$3.01	2,399		$2.62	-
The Phoenix Edge®		$2.64	-		$3.10	-		$2.87	-		$2.48	-
The Phoenix Edge® – SPVL		$2.87	11,391		$3.38	96,963		$3.12	11,297		$2.62	8,748

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Morningstar Balanced ETF Asset Allocation Portfolio – Class II			Morningstar Growth ETF Asset Allocation Portfolio – Class II			Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II			Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Assets:
Investments at fair value	$		11,320,314	$		8,759,131	$		2,033,550	$		1,380,470

Total assets	$		11,320,314	$		8,759,131	$		2,033,550	$		1,380,470

Total net assets	$		11,320,314	$		8,759,131	$		2,033,550	$		1,380,470

Units outstanding			5,664,204			3,838,781			1,226,363			579,936

Investment shares held			958,536			697,939			181,405			38,325
Investments at cost	$		10,518,439	$		7,393,778	$		2,004,304	$		1,072,534

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$2.09	-		$2.41	153,307		$1.76	34,003		$-	-
Estate Edge®
Unit value (years 1-15)		$1.91	-		$2.20	144,343		$1.61	111,575		$2.34	-
Unit value (years 16+)		$2.03	2,123,591		$2.34	871,608		$1.71	159,429		$2.42	102,203
Estate Strategies		$2.00	-		$2.31	-		$1.68	-		$2.40	13,014
Executive Benefit VUL		$2.09	-		$2.41	-		$1.76	-		$-	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$1.91	1,342,444		$2.20	1,588,576		$1.61	507,929		$2.34	272,580
Unit value (years 16+)		$2.03	2,155,900		$2.34	1,068,416		$1.71	389,948		$2.42	179,083
Phoenix Benefit Choice VULSM		$2.09	-		$2.41	-		$1.76	-		$2.46	1,915
Phoenix Express VUL®		$1.98	-		$2.29	-		$1.67	-		$-	-
Phoenix Joint Edge® VUL		$2.09	-		$2.41	-		$1.76	-		$2.46	2,786
The Phoenix Edge®		$1.97	-		$2.28	-		$1.66	-		$2.38	-
The Phoenix Edge® – SPVL		$2.09	42,269		$2.41	12,531		$1.76	23,479		$2.46	8,355

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	PIMCO CommodityReal Return ® Strategy Portfolio – Advisor Class			PIMCO Real Return Portfolio – Advisor Class			PIMCO Total Return Portfolio – Advisor Class			Rydex VT Inverse Government Long Bond Strategy Fund
Assets:
Investments at fair value	$		2,340,515	$		1,756,823	$		5,849,475	$		18,131

Total assets	$		2,340,515	$		1,756,823	$		5,849,475	$		18,131

Total net assets	$		2,340,515	$		1,756,823	$		5,849,475	$		18,131

Units outstanding			2,935,379			947,308			3,018,360			83,354

Investment shares held			298,535			125,577			543,631			268
Investments at cost	$		3,666,246	$		1,652,517	$		5,951,108	$		54,248

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$0.88	25,856		$2.00	-		$2.09	10,018		$0.24	15,611
Estate Edge®
Unit value (years 1-15)		$0.78	73,104		$1.76	-		$1.85	-		$0.20	-
Unit value (years 16+)		$0.83	536,361		$1.87	320,846		$1.96	1,022,814		$0.22	14,342
Estate Strategies		$0.83	-		$1.88	-		$1.97	-		$0.22	-
Executive Benefit VUL		$0.88	-		$2.00	-		$2.09	24,848		$0.24	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$0.78	1,720,438		$1.76	197,122		$1.85	660,029		$0.20	24,774
Unit value (years 16+)		$0.83	521,012		$1.87	376,622		$1.96	1,255,457		$0.22	28,627
Phoenix Benefit Choice VULSM		$0.77	17,888		$1.79	12,799		$1.88	5,592		$-	-
Phoenix Express VUL®		$0.82	-		$1.86	-		$1.94	-		$0.24	-
Phoenix Joint Edge® VUL		$0.63	15,257		$1.71	-		$1.83	-		$-	-
The Phoenix Edge®		$0.82	-		$1.85	-		$1.94	-		$0.22	-
The Phoenix Edge® – SPVL		$0.88	25,463		$2.00	39,919		$2.09	39,602		$0.24	-

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Rydex VT Nova Fund			SA AB Growth Portfolio			SAST Capital Appreciation Portfolio – Class 1			SAST Government and Quality Bond Portfolio – Class 1
Assets:
Investments at fair value	$		298,360	$		3,795,738	$		6,089,808	$		238,190

Total assets	$		298,360	$		3,795,738	$		6,089,808	$		238,190

Total net assets	$		298,360	$		3,795,738	$		6,089,808	$		238,190

Units outstanding			36,572			1,797,524			8,436			3,386

Investment shares held			1,517			50,572			114,578			15,528
Investments at cost	$		84,739	$		2,338,032	$		4,615,666	$		224,194

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$9.34	-		$-	-		$-	-		$-	-
Estate Edge®
Unit value (years 1-15)		$8.05	-		$-	-		$-	-		$-	-
Unit value (years 16+)		$8.54	-		$-	-		$-	-		$-	-
Estate Strategies		$8.67	-		$-	-		$-	-		$-	-
Executive Benefit VUL		$9.34	-		$-	-		$-	-		$-	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$8.05	28,483		$-	-		$-	-		$-	-
Unit value (years 16+)		$8.54	8,089		$-	-		$-	-		$-	-
ICAP+		$-	-		$2.09	108,906		$756.49	290		$47.30	-
Phoenix Express VUL®		$6.64	-		$-	-		$-	-		$-	-
The Phoenix Edge®		$8.51	-		$-	-		$-	-		$-	-
The Phoenix Edge® – SPVL		$9.34	-		$-	-		$-	-		$-	-
RSVP Variable Life		$-	-		$2.10	1,688,618		$723.17	8,146		$70.22	3,386

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	SAST Strategic Multi-Asset Income Portfolio – Class 1			Templeton Developing Markets VIP Fund – Class 2			Templeton Foreign VIP Fund – Class 2			Templeton Growth VIP Fund – Class 2
Assets:
Investments at fair value	$		981,774	$		4,158,910	$		7,047,913	$		6,712,164

Total assets	$		981,774	$		4,158,910	$		7,047,913	$		6,712,164

Total net assets	$		981,774	$		4,158,910	$		7,047,913	$		6,712,164

Units outstanding			8,329			912,416			3,432,803			2,223,577

Investment shares held			96,660			389,776			518,610			579,134
Investments at cost	$		894,425	$		3,718,129	$		7,411,247	$		7,374,721

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$-	-		$4.85	40,743		$2.04	113,668		$2.59	58,258
Estate Edge®
Unit value (years 1-15)		$-	-		$4.38	-		$1.88	577		$3.00	770
Unit value (years 16+)		$-	-		$4.65	291,648		$2.00	1,258,572		$3.18	405,881
Estate Strategies		$-	-		$4.47	-		$1.96	8,888		$2.38	3,872
Executive Benefit VUL		$-	-		$4.85	-		$2.13	-		$2.62	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$-	-		$4.37	223,388		$2.02	650,893		$2.94	645,300
Unit value (years 16+)		$-	-		$4.64	348,377		$2.14	1,340,233		$3.12	982,367
ICAP+		$120.72	474		$-	-		$-	-		$-	-
Phoenix Benefit Choice VULSM		$-	-		$1.31	7,987		$1.20	17,524		$1.54	7,063
Phoenix Express VUL®		$-	-		$1.67	-		$1.70	-		$1.94	-
Phoenix Joint Edge® VUL		$-	-		$1.63	-		$1.35	9,672		$1.83	22,802
The Phoenix Edge®		$-	-		$4.51	-		$2.10	-		$2.33	4,563
The Phoenix Edge® – SPVL		$-	-		$4.85	273		$2.04	32,776		$2.57	92,701
RSVP Variable Life		$117.37	7,855		$-	-		$-	-		$-	-

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	TVST Touchstone Balanced Fund			TVST Touchstone Bond Fund			TVST Touchstone Common Stock Fund			TVST Touchstone Small Company Fund
Assets:
Investments at fair value	$		1,808,519	$		1,755,303	$		8,937,610	$		3,683,727

Total assets	$		1,808,519	$		1,755,303	$		8,937,610	$		3,683,727

Total net assets	$		1,808,519	$		1,755,303	$		8,937,610	$		3,683,727

Units outstanding			626,561			1,059,993			2,213,096			960,670

Investment shares held			115,192			169,431			659,116			192,563
Investments at cost	$		1,418,185	$		1,728,691	$		7,527,739	$		2,654,118

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$3.10	-		$1.81	-		$4.40	63,924		$4.13	50,349
Estate Edge®
Unit value (years 1-15)		$2.76	-		$1.61	21,112		$3.92	39,696		$3.68	5,742
Unit value (years 16+)		$2.93	301,031		$1.71	111,221		$4.16	376,378		$3.90	230,896
Estate Strategies		$2.93	-		$1.71	-		$4.15	-		$3.90	-
Executive Benefit VUL		$3.10	-		$1.81	-		$4.40	-		$4.13	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$2.76	170,934		$1.61	607,942		$3.92	1,236,177		$3.68	369,706
Unit value (years 16+)		$2.93	154,596		$1.71	273,281		$4.16	424,588		$3.90	276,955
Phoenix Benefit Choice VULSM		$3.07	-		$1.78	19,047		$4.35	13,255		$4.09	1,818
Phoenix Express VUL®		$2.89	-		$1.69	-		$4.11	-		$3.85	-
Phoenix Joint Edge® VUL		$3.23	-		$1.76	6,488		$4.64	12,254		$4.53	1,757
The Phoenix Edge®		$2.89	-		$1.68	-		$4.09	-		$3.84	-
The Phoenix Edge® – SPVL		$3.10	-		$1.81	20,902		$4.40	46,824		$4.13	23,447

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares			Virtus KAR Capital Growth Series – Class A Shares			Virtus KAR Enhanced Core Equity Series – Class A Shares			Virtus KAR Small-Cap Growth Series – Class A Shares
Assets:
Investments at fair value	$		23,784,980	$		179,958,096	$		52,131,900	$		61,632,829

Total assets	$		23,784,980	$		179,958,096	$		52,131,900	$		61,632,829

Total net assets	$		23,784,980	$		179,958,096	$		52,131,900	$		61,632,829

Units outstanding			1,608,119			10,738,498			12,879,833			4,413,475

Investment shares held			939,375			3,660,021			4,101,644			1,703,944
Investments at cost	$		21,238,322	$		74,559,706	$		56,028,683	$		39,215,112

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$10.93	81,684		$4.63	154,671		$3.75	364,239		$15.55	120,486
Estate Edge®
Unit value (years 1-15)		$14.76	7,828		$16.62	-		$3.73	-		$13.31	-
Unit value (years 16+)		$15.66	402,200		$17.63	1,065,996		$3.96	3,542,047		$14.12	998,116
Estate Strategies		$9.40	-		$4.27	6,065		$3.45	8,821		$14.39	4,732
Executive Benefit VUL		$10.21	28,922		$4.34	-		$3.69	-		$15.55	-
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$14.75	458,828		$16.63	5,754,987		$3.91	2,036,770		$13.31	1,029,326
Unit value (years 16+)		$15.65	568,188		$17.64	3,536,520		$4.15	6,717,845		$14.12	2,208,299
Phoenix Benefit Choice VULSM		$3.35	18,437		$4.54	5,742		$2.78	-		$6.12	10,536
Phoenix Express VUL®		$4.58	-		$5.29	-		$3.44	-		$9.82	-
Phoenix Joint Edge® VUL		$3.63	5,695		$5.20	-		$3.17	6,582		$7.55	-
The Phoenix Edge®		$15.95	9,644		$18.45	105,552		$3.88	22,627		$14.11	-
The Phoenix Edge® – SPVL		$10.77	26,693		$3.17	108,965		$4.14	180,902		$15.55	41,980

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Virtus KAR Small-Cap Value Series – Class A Shares			Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares			Virtus SGA International Growth Series – Class A Shares			Virtus Strategic Allocation Series – Class A Shares
Assets:
Investments at fair value	$		33,581,346	$		24,726,331	$		37,765,061	$		43,398,348

Total assets	$		33,581,346	$		24,726,331	$		37,765,061	$		43,398,348

Total net assets	$		33,581,346	$		24,726,331	$		37,765,061	$		43,398,348

Units outstanding			4,505,790			3,579,221			6,735,712			3,323,998

Investment shares held			1,689,202			2,630,461			2,622,574			2,479,843
Investments at cost	$		26,897,329	$		24,851,542	$		38,610,908	$		35,088,737

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$7.47	177,758		$3.37	303,576		$2.78	204,222		$4.23	26,342
Estate Edge®
Unit value (years 1-15)		$6.77	22,361		$7.10	4,819		$5.62	48,896		$13.08	-
Unit value (years 16+)		$7.18	1,100,916		$7.54	1,092,792		$5.96	973,386		$13.88	557,969
Estate Strategies		$6.78	630		$3.11	9,683		$3.01	3,344		$3.86	-
Executive Benefit VUL		$7.36	21,113		$3.37	-		$3.11	-		$4.24	51,417
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$7.33	1,215,968		$7.10	951,878		$5.62	2,959,406		$13.08	1,866,689
Unit value (years 16+)		$7.77	1,842,010		$7.53	1,031,568		$5.96	2,331,584		$13.88	736,558
Phoenix Benefit Choice VULSM		$3.45	23,197		$2.16	11,988		$1.53	50,451		$3.02	15,012
Phoenix Express VUL®		$4.26	-		$2.27	-		$2.47	-		$3.44	-
Phoenix Joint Edge® VUL		$3.90	3,313		$2.20	16,589		$1.65	20,935		$3.28	-
The Phoenix Edge®		$6.64	4,269		$8.52	51,554		$6.18	28,968		$14.61	33,444
The Phoenix Edge® – SPVL		$7.36	94,255		$3.52	104,774		$2.67	114,520		$4.21	36,567

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Wanger International			Wanger Select			Wanger USA
Assets:
Investments at fair value	$		28,242,916	$		10,170,719	$		48,775,993

Total assets	$		28,242,916	$		10,170,719	$		48,775,993

Total net assets	$		28,242,916	$		10,170,719	$		48,775,993

Units outstanding			2,941,464			1,213,159			4,264,162

Investment shares held			865,816			526,980			1,894,949
Investments at cost	$		23,198,412	$		10,929,655	$		51,613,140

	Unit Value		Units Outstanding	Unit Value		Units Outstanding	Unit Value		Units Outstanding
Corporate Edge and Phoenix Executive VUL®		$5.74	54,181		$7.19	118,727		$8.55	69,868
Estate Edge®
Unit value (years 1-15)		$9.46	8,333		$7.26	-		$11.05	-
Unit value (years 16+)		$10.03	437,095		$7.70	272,009		$11.73	696,811
Estate Strategies		$6.01	589		$6.62	10,651		$6.77	501
Executive Benefit VUL		$6.53	44,266		$7.47	211,737		$7.36	36,886
Flex Edge, Flex Edge Success®, Individual Edge® and Joint Edge®
Unit value (years 1-15)		$9.46	1,005,126		$9.15	216,517		$11.06	1,099,600
Unit value (years 16+)		$10.04	1,302,426		$9.70	333,247		$11.74	2,204,152
Phoenix Benefit Choice VULSM		$2.32	11,892		$3.20	-		$4.10	1,911
Phoenix Express VUL®		$4.06	-		$4.63	-		$4.93	-
Phoenix Joint Edge® VUL		$2.77	3,141		$3.58	1,875		$4.52	-
The Phoenix Edge®		$10.19	26,645		$6.48	-		$11.73	117,421
The Phoenix Edge® – SPVL		$5.94	47,770		$7.20	48,396		$8.51	37,012

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

	Alger Capital Appreciation Portfolio – Class I-2 Shares	AMT Sustainable Equity Portfolio - Class S	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A

Income:
Dividends	$-	$7,646	$31,072	$512,856
Expenses:
Mortality and expense fees	34,535	27,413	16,700	126,128
Administrative fees	-	-	-	-

Net investment income (loss)	(34,535)	(19,767)	14,372	386,728

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	80,990	29,797	73,205	994,920
Realized gain distributions	2,284,992	83,995	105,510	1,503,866

Realized gain (loss)	2,365,982	113,792	178,715	2,498,786

Change in unrealized appreciation (depreciation) during the year	(518,303)	763,746	578,291	5,799,306

Net increase (decrease) in net assets from operations	$1,813,144	$857,771	$771,378	$8,684,820

	DWS Small Cap Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares

Income:
Dividends	$14,229	$292,734	$333	$220,822
Expenses:
Mortality and expense fees	6,550	51,532	66,741	15,135
Administrative fees	-	-	-	-

Net investment income (loss)	7,679	241,202	(66,408)	205,687

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	31,623	(49,403)	-	(11,581)
Realized gain distributions	98,928	-	-	-

Realized gain (loss)	130,551	(49,403)	-	(11,581)

Change in unrealized appreciation (depreciation) during the year	75,832	(546,295)	570	7,672

Net increase (decrease) in net assets from operations	$214,062	$(354,496)	$(65,838)	$201,778

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio –Service Class

Income:
Dividends	$22,770	$-	$-	$176,976
Expenses:
Mortality and expense fees	177,477	120,954	70,469	24,686
Administrative fees	-	-	-	-

Net investment income (loss)	(154,707)	(120,954)	(70,469)	152,290

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,102,214	2,126,363	277,969	13,052
Realized gain distributions	5,928,086	1,990,408	4,112,129	254,860

Realized gain (loss)	7,030,300	4,116,771	4,390,098	267,912

Change in unrealized appreciation (depreciation) during the year	4,696,873	(1,647,658)	(275,108)	(514,712)

Net increase (decrease) in net assets from operations	$11,572,466	$2,348,159	$4,044,521	$(94,510)

	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market	Guggenheim VT Long Short Equity Fund

Income:
Dividends	$185,092	$390,615	$45	$1,028
Expenses:
Mortality and expense fees	16,760	49,031	2,047	626
Administrative fees	-	-	1,371	-

Net investment income (loss)	168,332	341,584	(3,373)	402

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	22,096	170,074	-	2,057
Realized gain distributions	-	-	-	-

Realized gain (loss)	22,096	170,074	-	2,057

Change in unrealized appreciation (depreciation) during the year	394,825	1,768,503	(3,853)	29,890

Net increase (decrease) in net assets from operations	$585,253	$2,280,161	$(7,226)	$32,349

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares

Income:
Dividends	$-	$-	$8,823	$-
Expenses:
Mortality and expense fees	5,359	10,285	26,158	34,859
Administrative fees	-	-	-	-

Net investment income (loss)	(5,359)	(10,285)	(17,335)	(34,859)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	9,522	74,414	119,409	716,224
Realized gain distributions	74,972	153,210	308,503	1,220,043

Realized gain (loss)	84,494	227,624	427,912	1,936,267

Change in unrealized appreciation (depreciation) during the year	184,608	133,932	507,552	(799,309)

Net increase (decrease) in net assets from operations	$263,743	$351,271	$918,129	$1,102,099

	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares	InvescoV.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares

Income:
Dividends	$9,722	$43,226	$9,884	$496
Expenses:
Mortality and expense fees	3,766	8,828	7,129	3,356
Administrative fees	-	-	-	-

Net investment income (loss)	5,956	34,398	2,755	(2,860)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	10,285	50,127	19,239	8,551
Realized gain distributions	33,298	25,801	-	1,027

Realized gain (loss)	43,583	75,928	19,239	9,578

Change in unrealized appreciation (depreciation) during the year	299,407	319,165	419,406	151,875

Net increase (decrease) in net assets from operations	$348,946	$429,491	$441,400	$158,593

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Income:
Dividends	$100,208	$155,422	$27,145	$36,276
Expenses:
Mortality and expense fees	11,208	58,346	17,864	15,143
Administrative fees	-	-	-	-

Net investment income (loss)	89,000	97,076	9,281	21,133

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,873	562,787	79,380	183,813
Realized gain distributions	53,015	1,593,860	439,049	71,871

Realized gain (loss)	54,888	2,156,647	518,429	255,684

Change in unrealized appreciation (depreciation) during the year	(51,682)	1,432,769	592,251	246,084

Net increase (decrease) in net assets from operations	$92,206	$3,686,492	$1,119,961	$522,901

	Morningstar Balanced ETF Asset Allocation Portfolio – Class II	Morningstar Growth ETF Asset Allocation Portfolio – Class II	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class

Income:
Dividends	$149,302	$104,459	$28,621	$-
Expenses:
Mortality and expense fees	40,096	42,773	9,451	6,887
Administrative fees	-	-	-	-

Net investment income (loss)	109,206	61,686	19,170	(6,887)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	103,020	118,179	15,544	12,528
Realized gain distributions	432,077	300,637	61,938	166,270

Realized gain (loss)	535,097	418,816	77,482	178,798

Change in unrealized appreciation (depreciation) during the year	300,875	636,147	9,535	(20,406)

Net increase (decrease) in net assets from operations	$945,178	$1,116,649	$106,187	$151,505

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund

Income:
Dividends	$92,809	$77,900	$97,722	$-
Expenses:
Mortality and expense fees	13,085	5,430	20,494	66
Administrative fees	-	-	-	-

Net investment income (loss)	79,724	72,470	77,228	(66)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	44,974	9,136	251	(11)
Realized gain distributions	-	-	240,438	-

Realized gain (loss)	44,974	9,136	240,689	(11)

Change in unrealized appreciation (depreciation) during the year	480,890	(1,570)	(417,727)	120

Net increase (decrease) in net assets from operations	$605,588	$80,036	$(99,810)	$43

	Rydex VT Nova Fund	SA AB Growth Portfolio	SAST Capital Appreciation Portfolio – Class 1	SAST Government and Quality Bond Portfolio – Class 1

Income:
Dividends	$904	$-	$-	$3,943
Expenses:
Mortality and expense fees	1,741	9,190	16,259	597
Administrative fees	-	6,377	11,941	477

Net investment income (loss)	(837)	(15,567)	(28,200)	2,869

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,169	26,928	14,240	587
Realized gain distributions	10,827	271,749	1,388,636	3,891

Realized gain (loss)	11,996	298,677	1,402,876	4,478

Change in unrealized appreciation (depreciation) during the year	77,114	582,217	(1,089,264)	(12,529)

Net increase (decrease) in net assets from operations	$88,273	$865,327	$285,412	$(5,182)

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	SAST Strategic Multi-Asset Income Portfolio – Class 1	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2

Income:
Dividends	$3,461	$39,078	$141,679	$75,781
Expenses:
Mortality and expense fees	3,273	16,696	26,042	27,114
Administrative fees	2,345	-	-	-

Net investment income (loss)	(2,157)	22,382	115,637	48,667

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	33,967	(2,577)	7,449	51,316
Realized gain distributions	43,522	89,560	-	-

Realized gain (loss)	77,489	86,983	7,449	51,316

Change in unrealized appreciation (depreciation) during the year	18,979	(380,406)	139,472	205,490

Net increase (decrease) in net assets from operations	$94,311	$(271,041)	$262,558	$305,473

	TVST Touchstone Balanced Fund	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund

Income:
Dividends	$3,954	$43,016	$46,413	$2,548
Expenses:
Mortality and expense fees	7,425	9,231	46,600	15,972
Administrative fees	-	-	-	-

Net investment income (loss)	(3,471)	33,785	(187)	(13,424)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	52,700	2,790	182,125	80,209
Realized gain distributions	20,998	9,438	282,195	67,992

Realized gain (loss)	73,698	12,228	464,320	148,201

Change in unrealized appreciation (depreciation) during the year	203,922	(70,381)	1,536,142	617,344

Net increase (decrease) in net assets from operations	$274,149	$(24,368)	$2,000,275	$752,121

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares	Virtus KAR Small-Cap Growth Series – Class A Shares

Income:
Dividends	$146,798	$-	$1,140,228	$-
Expenses:
Mortality and expense fees	83,571	970,192	169,612	234,253
Administrative fees	-	-	-	-

Net investment income (loss)	63,227	(970,192)	970,616	(234,253)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	171,119	1,247,409	320,673	708,453
Realized gain distributions	385,922	18,997,269	2,072,124	9,052,568

Realized gain (loss)	557,041	20,244,678	2,392,797	9,761,021

Change in unrealized appreciation (depreciation) during the year	7,201,637	217,834	4,635,566	(6,486,166)

Net increase (decrease) in net assets from operations	$7,821,905	$19,492,320	$7,998,979	$3,040,602

	Virtus KAR Small-Cap Value Series – Class A Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares

Income:
Dividends	$38,751	$705,517	$-	$167,936
Expenses:
Mortality and expense fees	133,644	101,609	190,816	242,552
Administrative fees	-	-	-	-

Net investment income (loss)	(94,893)	603,908	(190,816)	(74,616)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	932,757	92,559	3,987	272,709
Realized gain distributions	4,242,400	-	3,060,258	3,632,878

Realized gain (loss)	5,175,157	92,559	3,064,245	3,905,587

Change in unrealized appreciation (depreciation) during the year	737,522	(524,460)	(75,125)	(915,577)

Net increase (decrease) in net assets from operations	$5,817,786	$172,007	$2,798,304	$2,915,394

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Wanger International	Wanger Select	Wanger USA

Income:
Dividends	$151,845	$-	$377,869
Expenses:
Mortality and expense fees	119,361	33,817	197,938
Administrative fees	-	-	-

Net investment income (loss)	32,484	(33,817)	179,931

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	353,512	148,942	1,029,511
Realized gain distributions	417,988	1,179,035	1,648,166

Realized gain (loss)	771,500	1,327,977	2,677,677

Change in unrealized appreciation (depreciation) during the year	3,779,758	(678,360)	1,365,474

Net increase (decrease) in net assets from operations	$4,583,742	$615,800	$4,223,082

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

	Alger Capital Appreciation Portfolio – Class I-2 Shares		AMT Sustainable Equity Portfolio -Class S
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(34,535)	$(27,971)	$(19,767)	$(8,282)
Realized gains (losses)	2,365,982	1,430,576	113,792	124,002
Unrealized appreciation (depreciation) during the year	(518,303)	1,608,975	763,746	446,337

Net increase (decrease) in net assets from operations	1,813,144	3,011,580	857,771	562,057

Contract transactions:
Payments received from contract owners	176,974	224,073	278,685	270,863
Transfers between Investment Options (including Guaranteed Interest Account), net	(392,481)	(223,100)	62,274	(204,170)
Transfers for contract benefits and terminations	(284,242)	(392,158)	(210,592)	(340,986)
Contract maintenance charges	(414,767)	(404,893)	(171,824)	-

Net increase (decrease) in net assets resulting from contract transactions	(914,516)	(796,078)	(41,457)	(274,293)

Total increase (decrease) in net assets	898,628	2,215,502	816,314	287,764

Net assets at beginning of period	10,041,639	7,826,137	3,794,895	3,507,131

Net assets at end of period	$10,940,267	$10,041,639	$4,611,209	$3,794,895

	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,372	$23,827	$386,728	$351,545
Realized gains (losses)	178,715	205,886	2,498,786	2,481,389
Unrealized appreciation (depreciation) during the year	578,291	155,749	5,799,306	1,897,524

Net increase (decrease) in net assets from operations	771,378	385,462	8,684,820	4,730,458

Contract transactions:
Payments received from contract owners	124,225	121,089	928,973	980,076
Transfers between Investment Options (including Guaranteed Interest Account), net	111,705	(83,593)	189,805	(72,390)
Transfers for contract benefits and terminations	(222,881)	(334,193)	(991,783)	(1,398,855)
Contract maintenance charges	(157,558)	(160,287)	(1,318,709)	(1,275,620)

Net increase (decrease) in net assets resulting from contract transactions	(144,509)	(456,984)	(1,191,714)	(1,766,789)

Total increase (decrease) in net assets	626,869	(71,522)	7,493,106	2,963,669

Net assets at beginning of period	3,254,649	3,326,171	31,266,479	28,302,810

Net assets at end of period	$3,881,518	$3,254,649	$38,759,585	$31,266,479

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	DWS Small Cap Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$7,679	$8,620	$241,202	$320,887
Realized gains (losses)	130,551	166,226	(49,403)	(2,593)
Unrealized appreciation (depreciation) during the year	75,832	100,840	(546,295)	388,208

Net increase (decrease) in net assets from operations	214,062	275,686	(354,496)	706,502

Contract transactions:
Payments received from contract owners	38,156	41,464	957,416	1,108,106
Transfers between Investment Options (including Guaranteed Interest Account), net	123,809	73,242	408,957	1,794,140
Transfers for contract benefits and terminations	(35,611)	(129,583)	(1,032,372)	(1,830,782)
Contract maintenance charges	(49,639)	(42,206)	(825,166)	(974,491)

Net increase (decrease) in net assets resulting from contract transactions	76,715	(57,083)	(491,165)	96,973

Total increase (decrease) in net assets	290,777	218,603	(845,661)	803,475

Net assets at beginning of period	1,513,349	1,294,746	15,144,591	14,341,116

Net assets at end of period	$1,804,126	$1,513,349	$14,298,930	$15,144,591

	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(66,408)	$(32,711)	$205,687	$255,751
Realized gains (losses)	-	-	(11,581)	(12,514)
Unrealized appreciation (depreciation) during the year	570	-	7,672	(56,828)

Net increase (decrease) in net assets from operations	(65,838)	(32,711)	201,778	186,409

Contract transactions:
Payments received from contract owners	2,955,155	2,746,701	277,447	272,597
Transfers between Investment Options (including Guaranteed Interest Account), net	245,723	6,465,777	265,130	(348,008)
Transfers for contract benefits and terminations	(2,166,229)	(5,417,360)	(285,424)	(277,772)
Contract maintenance charges	(2,792,603)	(2,779,898)	(295,126)	(338,309)

Net increase (decrease) in net assets resulting from contract transactions	(1,757,954)	1,015,220	(37,973)	(691,492)

Total increase (decrease) in net assets	(1,823,792)	982,509	163,805	(505,083)

Net assets at beginning of period	21,129,047	20,146,538	4,527,464	5,032,547

Net assets at end of period	$19,305,255	$21,129,047	$4,691,269	$4,527,464

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class		Fidelity® VIP Growth Opportunities Portfolio – Service Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(154,707)	$(87,524)	$(120,954)	$(92,444)
Realized gains (losses)	7,030,300	1,325,013	4,116,771	2,045,856
Unrealized appreciation (depreciation) during the year	4,696,873	9,167,045	(1,647,658)	6,874,536

Net increase (decrease) in net assets from operations	11,572,466	10,404,534	2,348,159	8,827,948

Contract transactions:
Payments received from contract owners	1,314,244	1,315,007	692,941	862,749
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,189,501)	(1,090,319)	(381,455)	(581,419)
Transfers for contract benefits and terminations	(2,524,274)	(1,766,412)	(971,826)	(1,060,693)
Contract maintenance charges	(1,826,141)	(1,886,142)	(898,261)	(865,596)

Net increase (decrease) in net assets resulting from contract transactions	(4,225,672)	(3,427,866)	(1,558,601)	(1,644,959)

Total increase (decrease) in net assets	7,346,794	6,976,668	789,558	7,182,989

Net assets at beginning of period	43,897,464	36,920,796	21,118,770	13,935,781

Net assets at end of period	$51,244,258	$43,897,464	$21,908,328	$21,118,770

	Fidelity® VIP Growth Portfolio – Service Class		Fidelity® VIP Investment Grade Bond Portfolio – Service Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(70,469)	$(46,033)	$152,290	$176,275
Realized gains (losses)	4,390,098	2,034,070	267,912	20,467
Unrealized appreciation (depreciation) during the year	(275,108)	3,783,956	(514,712)	567,877

Net increase (decrease) in net assets from operations	4,044,521	5,771,993	(94,510)	764,619

Contract transactions:
Payments received from contract owners	522,111	459,260	383,293	359,615
Transfers between Investment Options (including Guaranteed Interest Account), net	(75,868)	264,747	372,891	996,534
Transfers for contract benefits and terminations	(1,102,393)	(1,067,825)	(620,092)	(354,774)
Contract maintenance charges	(744,992)	(724,028)	(541,628)	(533,342)

Net increase (decrease) in net assets resulting from contract transactions	(1,401,142)	(1,067,846)	(405,536)	468,033

Total increase (decrease) in net assets	2,643,379	4,704,147	(500,046)	1,232,652

Net assets at beginning of period	18,337,792	13,633,645	9,765,098	8,532,446

Net assets at end of period	$20,981,171	$18,337,792	$9,265,052	$9,765,098

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$168,332	$195,711	$341,584	$277,370
Realized gains (losses)	22,096	(33,546)	170,074	363,665
Unrealized appreciation (depreciation) during the year	394,825	(190,057)	1,768,503	(1,488,357)

Net increase (decrease) in net assets from operations	585,253	(27,892)	2,280,161	(847,322)

Contract transactions:
Payments received from contract owners	143,940	175,378	563,472	674,976
Transfers between Investment Options (including Guaranteed Interest Account), net	(186,082)	(141,703)	(235,061)	(153,015)
Transfers for contract benefits and terminations	(115,177)	(258,754)	(612,934)	(627,676)
Contract maintenance charges	(226,130)	(247,153)	(645,086)	(684,089)

Net increase (decrease) in net assets resulting from contract transactions	(383,449)	(472,232)	(929,609)	(789,804)

Total increase (decrease) in net assets	201,804	(500,124)	1,350,552	(1,637,126)

Net assets at beginning of period	3,777,174	4,277,298	12,376,831	14,013,957

Net assets at end of period	$3,978,978	$3,777,174	$13,727,383	$12,376,831

	Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market Fund		Guggenheim VT Long Short Equity Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,373)	$(1,216)	$402	$575
Realized gains (losses)	-	-	2,057	1,427
Unrealized appreciation (depreciation) during the year	(3,853)	-	29,890	3,867

Net increase (decrease) in net assets from operations	(7,226)	(1,216)	32,349	5,869

Contract transactions:
Payments received from contract owners	2,134	2,729	9,351	11,640
Transfers between Investment Options (including Guaranteed Interest Account), net	-	924,070	(5,219)	(132)
Transfers for contract benefits and terminations	(262,768)	(13,799)	(786)	(349)
Contract maintenance charges	(4,089)	-	(12,108)	(11,815)

Net increase (decrease) in net assets resulting from contract transactions	(264,723)	913,000	(8,762)	(656)

Total increase (decrease) in net assets	(271,949)	911,784	23,587	5,213

Net assets at beginning of period	911,784	-	141,605	136,392

Net assets at end of period	$639,835	$911,784	$165,192	$141,605

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Invesco Oppenheimer V.I. Capital Appreciation Fund		Invesco Oppenheimer V.I. Global Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,359)	$(4,003)	$(10,285)	$1,224
Realized gains (losses)	84,494	212,205	227,624	126,356
Unrealized appreciation (depreciation) during the year	184,608	99,429	133,932	422,798

Net increase (decrease) in net assets from operations	263,743	307,631	351,271	550,378

Contract transactions:
Payments received from contract owners	27,177	61,591	63,076	100,882
Transfers between Investment Options (including Guaranteed Interest Account), net	77,082	(241,736)	286,607	(215,462)
Transfers for contract benefits and terminations	(19,201)	(82,295)	(94,894)	(122,998)
Contract maintenance charges	(84,907)	(98,097)	(104,001)	(102,664)

Net increase (decrease) in net assets resulting from contract transactions	151	(360,537)	150,788	(340,242)

Total increase (decrease) in net assets	263,894	(52,906)	502,059	210,136

Net assets at beginning of period	1,163,970	1,216,876	2,521,345	2,311,209

Net assets at end of period	$1,427,864	$1,163,970	$3,023,404	$2,521,345

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(17,335)	$(5,642)	$(34,859)	$(24,546)
Realized gains (losses)	427,912	66,766	1,936,267	952,768
Unrealized appreciation (depreciation) during the year	507,552	641,407	(799,309)	1,965,253

Net increase (decrease) in net assets from operations	918,129	702,531	1,102,099	2,893,475

Contract transactions:
Payments received from contract owners	292,822	266,791	298,979	281,420
Transfers between Investment Options (including Guaranteed Interest Account), net	(65,848)	26,736	314,151	(96,193)
Transfers for contract benefits and terminations	(223,088)	(121,575)	(468,121)	(281,980)
Contract maintenance charges	(268,817)	(246,826)	(338,424)	(323,355)

Net increase (decrease) in net assets resulting from contract transactions	(264,931)	(74,874)	(193,415)	(420,108)

Total increase (decrease) in net assets	653,198	627,657	908,684	2,473,367

Net assets at beginning of period	4,280,422	3,652,765	9,601,927	7,128,560

Net assets at end of period	$4,933,620	$4,280,422	$10,510,611	$9,601,927

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,956	$12,452	$34,398	$41,238
Realized gains (losses)	43,583	306,902	75,928	67,935
Unrealized appreciation (depreciation) during the year	299,407	(163,396)	319,165	64,443

Net increase (decrease) in net assets from operations	348,946	155,958	429,491	173,616

Contract transactions:
Payments received from contract owners	56,329	54,654	67,299	53,575
Transfers between Investment Options (including Guaranteed Interest Account), net	(8,429)	(83)	196,563	(188,355)
Transfers for contract benefits and terminations	(45,967)	(54,678)	(238,339)	(64,980)
Contract maintenance charges	(63,029)	(65,004)	(165,414)	(151,153)

Net increase (decrease) in net assets resulting from contract transactions	(61,096)	(65,111)	(139,891)	(350,913)

Total increase (decrease) in net assets	287,850	90,847	289,600	(177,297)

Net assets at beginning of period	1,294,613	1,203,766	2,426,437	2,603,734

Net assets at end of period	$1,582,463	$1,294,613	$2,716,037	$2,426,437

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,755	$5,751	$(2,860)	$(1,475)
Realized gains (losses)	19,239	278,916	9,578	(28,177)
Unrealized appreciation (depreciation) during the year	419,406	(156,978)	151,875	70,168

Net increase (decrease) in net assets from operations	441,400	127,689	158,593	40,516

Contract transactions:
Payments received from contract owners	68,608	67,905	39,164	41,617
Transfers between Investment Options (including Guaranteed Interest Account), net	(11,045)	(254,221)	(12,089)	8,345
Transfers for contract benefits and terminations	(51,917)	(58,568)	(25,799)	(65,833)
Contract maintenance charges	(83,588)	(82,429)	(40,936)	(28,174)

Net increase (decrease) in net assets resulting from contract transactions	(77,942)	(327,313)	(39,660)	(44,045)

Total increase (decrease) in net assets	363,458	(199,624)	118,933	(3,529)

Net assets at beginning of period	1,952,493	2,152,117	820,742	824,271

Net assets at end of period	$2,315,951	$1,952,493	$939,675	$820,742

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$89,000	$103,366	$97,076	$155,491
Realized gains (losses)	54,888	(14,318)	2,156,647	(10,747)
Unrealized appreciation (depreciation) during the year	(51,682)	103,385	1,432,769	69,053

Net increase (decrease) in net assets from operations	92,206	192,433	3,686,492	213,797

Contract transactions:
Payments received from contract owners	176,979	164,421	690,788	707,424
Transfers between Investment Options (including Guaranteed Interest Account), net	186,242	42,468	(63,404)	(144,444)
Transfers for contract benefits and terminations	(58,583)	(190,112)	(880,754)	(606,860)
Contract maintenance charges	(223,176)	(228,852)	(716,818)	(700,903)

Net increase (decrease) in net assets resulting from contract transactions	81,462	(212,075)	(970,188)	(744,783)

Total increase (decrease) in net assets	173,668	(19,642)	2,716,304	(530,986)

Net assets at beginning of period	3,134,688	3,154,330	13,204,748	13,735,734

Net assets at end of period	$3,308,356	$3,134,688	$15,921,052	$13,204,748

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$9,281	$24,683	$21,133	$34,867
Realized gains (losses)	518,429	(8,862)	255,684	39,500
Unrealized appreciation (depreciation) during the year	592,251	(54,145)	246,084	164,674

Net increase (decrease) in net assets from operations	1,119,961	(38,324)	522,901	239,041

Contract transactions:
Payments received from contract owners	172,777	170,746	241,657	250,489
Transfers between Investment Options (including Guaranteed Interest Account), net	154,288	(436,053)	(46,238)	(94,727)
Transfers for contract benefits and terminations	(240,638)	(155,523)	(115,365)	(391,319)
Contract maintenance charges	(245,086)	(247,023)	(137,581)	(167,623)

Net increase (decrease) in net assets resulting from contract transactions	(158,659)	(667,853)	(57,527)	(403,180)

Total increase (decrease) in net assets	961,302	(706,177)	465,374	(164,139)

Net assets at beginning of period	3,991,216	4,697,393	2,970,737	3,134,876

Net assets at end of period	$4,952,518	$3,991,216	$3,436,111	$2,970,737

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Morningstar Balanced ETF Asset Allocation Portfolio – Class II		Morningstar Growth ETF Asset Allocation Portfolio – Class II
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$109,206	$135,160	$61,686	$108,424
Realized gains (losses)	535,097	(65,396)	418,816	195,369
Unrealized appreciation (depreciation) during the year	300,875	515,214	636,147	340,055

Net increase (decrease) in net assets from operations	945,178	584,978	1,116,649	643,848

Contract transactions:
Payments received from contract owners	331,264	352,899	368,343	439,029
Transfers between Investment Options (including Guaranteed Interest Account), net	1,653,636	(168,260)	(116,757)	(194,611)
Transfers for contract benefits and terminations	(280,253)	(330,163)	(196,055)	(324,434)
Contract maintenance charges	(453,265)	(427,432)	(305,406)	(318,254)

Net increase (decrease) in net assets resulting from contract transactions	1,251,382	(572,956)	(249,875)	(398,270)

Total increase (decrease) in net assets	2,196,560	12,022	866,774	245,578

Net assets at beginning of period	9,123,754	9,111,732	7,892,357	7,646,779

Net assets at end of period	$11,320,314	$9,123,754	$8,759,131	$7,892,357

	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$19,170	$29,946	$(6,887)	$(4,268)
Realized gains (losses)	77,482	26,118	178,798	61,276
Unrealized appreciation (depreciation) during the year	9,535	85,275	(20,406)	252,834

Net increase (decrease) in net assets from operations	106,187	141,339	151,505	309,842

Contract transactions:
Payments received from contract owners	78,233	98,431	70,768	74,282
Transfers between Investment Options (including Guaranteed Interest Account), net	305,971	(80,781)	224,622	129,917
Transfers for contract benefits and terminations	(103,818)	(155,966)	(137,746)	(57,573)
Contract maintenance charges	(148,456)	(180,059)	(69,969)	(52,684)

Net increase (decrease) in net assets resulting from contract transactions	131,930	(318,375)	87,675	93,942

Total increase (decrease) in net assets	238,117	(177,036)	239,180	403,784

Net assets at beginning of period	1,795,433	1,972,469	1,141,290	737,506

Net assets at end of period	$2,033,550	$1,795,433	$1,380,470	$1,141,290

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$79,724	$87,384	$72,470	$15,507
Realized gains (losses)	44,974	(28,851)	9,136	11,055
Unrealized appreciation (depreciation) during the year	480,890	(33,250)	(1,570)	137,898

Net increase (decrease) in net assets from operations	605,588	25,283	80,036	164,460

Contract transactions:
Payments received from contract owners	165,553	184,572	70,971	92,803
Transfers between Investment Options (including Guaranteed Interest Account), net	(92,682)	88,517	139,958	220,390
Transfers for contract benefits and terminations	(88,067)	(106,979)	(43,353)	(138,635)
Contract maintenance charges	(118,088)	(110,960)	(114,030)	(117,853)

Net increase (decrease) in net assets resulting from contract transactions	(133,284)	55,150	53,546	56,705

Total increase (decrease) in net assets	472,304	80,433	133,582	221,165

Net assets at beginning of period	1,868,211	1,787,778	1,623,245	1,402,080

Net assets at end of period	$2,340,515	$1,868,211	$1,756,827	$1,623,245

	PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$77,228	$104,998	$(66)	$(9)
Realized gains (losses)	240,689	145,896	(11)	(67)
Unrealized appreciation (depreciation) during the year	(417,727)	245,568	120	(4,302)

Net increase (decrease) in net assets from operations	(99,810)	496,462	43	(4,378)

Contract transactions:
Payments received from contract owners	566,713	469,555	2,625	2,624
Transfers between Investment Options (including Guaranteed Interest Account), net	430,404	(20,542)	—	(23)
Transfers for contract benefits and terminations	(148,951)	(717,935)	(135)	(41)
Contract maintenance charges	(776,558)	(797,159)	(1,613)	(1,499)

Net increase (decrease) in net assets resulting from contract transactions	71,608	(1,066,081)	877	1,061

Total increase (decrease) in net assets	(28,202)	(569,619)	920	(3,317)

Net assets at beginning of period	5,877,677	6,447,296	17,211	20,528

Net assets at end of period	$5,849,475	$5,877,677	$18,131	$17,211

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Rydex VT Nova Fund		SA AB Growth Portfolio
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(837)	$365	$(15,567)	$(13,377)
Realized gains (losses)	11,996	19,818	298,677	456,517
Unrealized appreciation (depreciation) during the year	77,114	8,004	582,217	450,810

Net increase (decrease) in net assets from operations	88,273	28,187	865,327	893,950

Contract transactions:
Payments received from contract owners	6,347	6,437	14,313	154,503
Transfers between Investment Options (including Guaranteed Interest Account), net	7	(19)	-	55,144
Transfers for contract benefits and terminations	(340)	(18,749)	(258,116)	(644,246)
Contract maintenance charges	(10,972)	(10,158)	(18,559)	(15,790)

Net increase (decrease) in net assets resulting from contract transactions	(4,958)	(22,489)	(262,362)	(450,389)

Total increase (decrease) in net assets	83,315	5,698	602,965	443,561

Net assets at beginning of period	215,045	209,347	3,192,773	2,749,212

Net assets at end of period	$298,360	$215,045	$3,795,738	$3,192,773

	SAST Capital Appreciation Portfolio – Class 1		SAST Government & Quality Bond Portfolio – Class 1
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(28,200)	$(21,962)	$2,869	$6,129
Realized gains (losses)	1,402,876	751,485	4,478	(589)
Unrealized appreciation (depreciation) during the year	(1,089,264)	1,766,504	(12,529)	10,447

Net increase (decrease) in net assets from operations	285,412	2,496,027	(5,182)	15,987

Contract transactions:
Payments received from contract owners	12,617	2,374,522	17,176	505,717
Transfers between Investment Options (including Guaranteed Interest Account), net	-	(24,798)	-	1,899
Transfers for contract benefits and terminations	(127,678)	(2,953,171)	(12,444)	(516,696)
Contract maintenance charges	(32,555)	(27,792)	(6,187)	(6,936)

Net increase (decrease) in net assets resulting from contract transactions	(147,616)	(631,239)	(1,455)	(16,016)

Total increase (decrease) in net assets	137,796	1,864,788	(6,637)	(29)

Net assets at beginning of period	5,952,012	4,087,224	244,827	244,856

Net assets at end of period	$6,089,808	$5,952,012	$238,190	$244,827

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	SAST Strategic Multi-Asset Income Portfolio – Class 1		Templeton Developing Markets VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,157)	$7,045	$22,382	$147,483
Realized gains (losses)	77,489	15,678	86,983	169,528
Unrealized appreciation (depreciation) during the year	18,979	167,690	(380,406)	261,789

Net increase (decrease) in net assets from operations	94,311	190,413	(271,041)	578,800

Contract transactions:
Payments received from contract owners	6,005	1,081,310	170,372	207,112
Transfers between Investment Options (including Guaranteed Interest Account), net	-	5,846	362,724	(329,821)
Transfers for contract benefits and terminations	(360,063)	(1,097,473)	(208,280)	(216,520)
Contract maintenance charges	(12,342)	(13,614)	(237,213)	(250,590)

Net increase (decrease) in net assets resulting from contract transactions	(366,400)	(23,931)	87,603	(589,819)

Total increase (decrease) in net assets	(272,089)	166,482	(183,438)	(11,019)

Net assets at beginning of period	1,253,863	1,087,381	4,342,348	4,353,367

Net assets at end of period	$981,774	$1,253,863	$4,158,910	$4,342,348

	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$115,637	$194,020	$48,667	$162,977
Realized gains (losses)	7,449	(134,531)	51,316	2,304
Unrealized appreciation (depreciation) during the year	139,472	(289,078)	205,490	115,892

Net increase (decrease) in net assets from operations	262,558	(229,589)	305,473	281,173

Contract transactions:
Payments received from contract owners	553,536	462,318	351,308	395,180
Transfers between Investment Options (including Guaranteed Interest Account), net	378,614	(243,909)	12,008	(133,266)
Transfers for contract benefits and terminations	(767,436)	(381,801)	(336,351)	(391,244)
Contract maintenance charges	(396,247)	(403,494)	(398,263)	(428,343)

Net increase (decrease) in net assets resulting from contract transactions	(231,533)	(566,886)	(371,298)	(557,673)

Total increase (decrease) in net assets	31,025	(796,475)	(65,825)	(276,500)

Net assets at beginning of period	7,016,888	7,813,363	6,777,989	7,054,489

Net assets at end of period	$7,047,913	$7,016,888	$6,712,164	$6,777,989

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	TVST Touchstone Balanced Fund		TVST Touchstone Bond Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,471)	$16,866	$33,785	$16,849
Realized gains (losses)	73,698	56,166	12,228	6,748
Unrealized appreciation (depreciation) during the year	203,922	199,459	(70,381)	104,928

Net increase (decrease) in net assets from operations	274,149	272,491	(24,368)	128,525

Contract transactions:
Payments received from contract owners	57,309	46,149	105,648	130,404
Transfers between Investment Options (including Guaranteed Interest Account), net	(23,066)	213,368	356,117	31,844
Transfers for contract benefits and terminations	(313,094)	(74,288)	(104,584)	(85,018)
Contract maintenance charges	(91,391)	(87,356)	(96,578)	(104,456)

Net increase (decrease) in net assets resulting from contract transactions	(370,242)	97,873	260,603	(27,226)

Total increase (decrease) in net assets	(96,093)	370,364	236,235	101,299

Net assets at beginning of period	1,904,612	1,534,248	1,519,068	1,417,769

Net assets at end of period	$1,808,519	$1,904,612	$1,755,303	$1,519,068

	TVST Touchstone Common Stock Fund		TVST Touchstone Small Company Fund
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(187)	$5,323	$(13,424)	$(7,216)
Realized gains (losses)	464,320	275,667	148,201	77,370
Unrealized appreciation (depreciation) during the year	1,536,142	1,141,281	617,344	403,381

Net increase (decrease) in net assets from operations	2,000,275	1,422,271	752,121	473,535

Contract transactions:
Payments received from contract owners	415,400	546,426	118,092	136,022
Transfers between Investment Options (including Guaranteed Interest Account), net	(316,518)	(189,937)	(192,627)	(41,479)
Transfers for contract benefits and terminations	(309,353)	(322,090)	(76,451)	(85,093)
Contract maintenance charges	(417,405)	(421,364)	(197,114)	(180,661)

Net increase (decrease) in net assets resulting from contract transactions	(627,876)	(386,965)	(348,100)	(171,211)

Total increase (decrease) in net assets	1,372,399	1,035,306	404,021	302,324

Net assets at beginning of period	7,565,211	6,529,905	3,279,706	2,977,382

Net assets at end of period	$8,937,610	$7,565,211	$3,683,727	$3,279,706

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares		Virtus KAR Capital Growth Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$63,227	$122,309	$(970,192)	$(784,847)
Realized gains (losses)	557,041	105,043	20,244,678	13,609,827
Unrealized appreciation (depreciation) during the year	7,201,637	(717,180)	217,834	47,029,438

Net increase (decrease) in net assets from operations	7,821,905	(489,828)	19,492,320	59,854,418

Contract transactions:
Payments received from contract owners	1,049,151	809,870	6,484,221	5,948,084
Transfers between Investment Options (including Guaranteed Interest Account), net	(314,559)	(499,301)	(2,702,760)	(2,400,519)
Transfers for contract benefits and terminations	(1,449,923)	(904,371)	(10,481,936)	(9,830,058)
Contract maintenance charges	(845,981)	(901,012)	(7,135,781)	(7,484,184)

Net increase (decrease) in net assets resulting from contract transactions	(1,561,312)	(1,494,814)	(13,836,256)	(13,766,677)

Total increase (decrease) in net assets	6,260,593	(1,984,642)	5,656,064	46,087,741

Net assets at beginning of period	17,524,387	19,509,029	174,302,032	128,214,291

Net assets at end of period	$23,784,980	$17,524,387	$179,958,096	$174,302,032

	Virtus KAR Enhanced Core Equity Series – Class A Shares		Virtus KAR Small-Cap Growth Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$970,616	$601,539	$(234,253)	$(192,235)
Realized gains (losses)	2,392,797	10,951,853	9,761,021	8,198,196
Unrealized appreciation (depreciation) during the year	4,635,566	(5,425,993)	(6,486,166)	12,440,697

Net increase (decrease) in net assets from operations	7,998,979	6,127,399	3,040,602	20,446,658

Contract transactions:
Payments received from contract owners	3,300,854	2,007,859	2,485,340	1,107,605
Transfers between Investment Options (including Guaranteed Interest Account), net	(198,225)	(912,809)	(344,691)	(343,999)
Transfers for contract benefits and terminations	(5,427,162)	(2,370,366)	(6,906,069)	(2,829,509)
Contract maintenance charges	(2,506,322)	(2,706,467)	(2,003,412)	(2,133,891)

Net increase (decrease) in net assets resulting from contract transactions	(4,830,855)	(3,981,783)	(6,768,832)	(4,199,794)

Total increase (decrease) in net assets	3,168,124	2,145,616	(3,728,230)	16,246,864

Net assets at beginning of period	48,963,776	46,818,160	65,361,062	49,114,198

Net assets at end of period	$52,131,900	$48,963,776	$61,632,832	$65,361,062

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(94,893)	$173,870	$603,908	$722,472
Realized gains (losses)	5,175,157	1,952,622	92,559	(65,895)
Unrealized appreciation (depreciation) during the year	737,522	4,865,794	(524,460)	790,144

Net increase (decrease) in net assets from operations	5,817,786	6,992,286	172,007	1,446,721

Contract transactions:
Payments received from contract owners	2,126,691	1,223,587	1,650,898	1,434,883
Transfers between Investment Options (including Guaranteed Interest Account), net	(313,532)	(806,199)	204,377	(313,001)
Transfers for contract benefits and terminations	(3,639,463)	(1,540,523)	(1,980,830)	(1,340,681)
Contract maintenance charges	(1,354,250)	(1,418,258)	(1,341,656)	(1,579,921)

Net increase (decrease) in net assets resulting from contract transactions	(3,180,554)	(2,541,393)	(1,467,211)	(1,798,720)

Total increase (decrease) in net assets	2,637,232	4,450,893	(1,295,204)	(351,999)

Net assets at beginning of period	30,944,114	26,493,221	26,021,535	26,373,534

Net assets at end of period	$33,581,346	$30,944,114	$24,726,331	$26,021,535

	Virtus SGA International Growth Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(190,816)	$(162,290)	$(74,616)	$44,952
Realized gains (losses)	3,064,245	500,425	3,905,587	1,397,165
Unrealized appreciation (depreciation) during the year	(75,125)	6,563,758	(915,577)	9,323,137

Net increase (decrease) in net assets from operations	2,798,304	6,901,893	2,915,394	10,765,254

Contract transactions:
Payments received from contract owners	2,217,995	2,288,192	1,407,938	1,475,573
Transfers between Investment Options (including Guaranteed Interest Account), net	(246,189)	(148,725)	(130,914)	52,436
Transfers for contract benefits and terminations	(1,710,370)	(1,709,539)	(1,760,756)	(1,450,704)
Contract maintenance charges	(1,863,020)	(1,937,152)	(1,804,781)	(1,998,975)

Net increase (decrease) in net assets resulting from contract transactions	(1,601,584)	(1,507,224)	(2,288,513)	(1,921,670)

Total increase (decrease) in net assets	1,196,720	5,394,669	626,881	8,843,584

Net assets at beginning of period	36,568,341	31,173,672	42,771,467	33,927,883

Net assets at end of period	$37,765,061	$36,568,341	$43,398,348	$42,771,467

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Wanger International		Wanger Select
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$32,484	$338,466	$(33,817)	$40,219
Realized gains (losses)	771,500	754,371	1,327,977	1,056,762
Unrealized appreciation (depreciation) during the year	3,779,758	1,901,439	(678,360)	1,141,264

Net increase (decrease) in net assets from operations	4,583,742	2,994,276	615,800	2,238,245

Contract transactions:
Payments received from contract owners	924,459	987,779	311,627	281,185
Transfers between Investment Options (including Guaranteed Interest Account), net	(369,487)	(476,484)	(147,203)	(250,172)
Transfers for contract benefits and terminations	(1,528,566)	(1,169,119)	(1,045,905)	(247,563)
Contract maintenance charges	(971,098)	(1,002,246)	(408,831)	(413,182)

Net increase (decrease) in net assets resulting from contract transactions	(1,944,692)	(1,660,070)	(1,290,312)	(629,732)

Total increase (decrease) in net assets	2,639,050	1,334,206	(674,512)	1,608,513

Net assets at beginning of period	25,603,866	24,269,660	10,845,229	9,236,716

Net assets at end of period	$28,242,916	$25,603,866	$10,170,717	$10,845,229

	Wanger USA
	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$179,931	$(155,532)
Realized gains (losses)	2,677,677	4,408,271
Unrealized appreciation (depreciation) during the year	1,365,474	4,956,927

Net increase (decrease) in net assets from operations	4,223,082	9,209,666

Contract transactions:
Payments received from contract owners	1,238,560	1,318,887
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,230,214)	(1,288,106)
Transfers for contract benefits and terminations	(3,151,897)	(2,154,181)
Contract maintenance charges	(1,794,054)	(1,882,666)

Net increase (decrease) in net assets resulting from contract transactions	(4,937,605)	(4,006,066)

Total increase (decrease) in net assets	(714,523)	5,203,600

Net assets at beginning of period	49,490,516	44,286,916

Net assets at end of period	$48,775,993	$49,490,516

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The Nassau Life Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a privately held, wholly-owned subsidiary of Nassau, serving as its U.S. life and annuity platform.

NNY, formerly known as Phoenix Life Insurance Company and NCNY, formerly known as The Phoenix Companies, Inc. changed their names effective October 10, 2018 and November 13, 2018, respectively. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life Variable Universal Life Account, changed its name effective December 6, 2018.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on June 17, 1985. The Separate Account currently consists of 59 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.

The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract (“contract”) which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):

Alger Capital Appreciation Portfolio – Class I-2 Shares
AMT Sustainable Equity Portfolio - Class S
Calvert VP S&P MidCap 400 Index Portfolio – Class I Share
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes High Income Bond Fund II – Primary Shares
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Goldman Sachs Variable Insurance Trust (VIT) – Government Money Market
Guggenheim VT Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
Morningstar Growth ETF Asset Allocation Portfolio – Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
SA AB Growth Portfolio
SAST Capital Appreciation Portfolio – Class 1
SAST Government and Quality Bond Portfolio – Class 1
SAST Strategic Multi-Asset Income Portfolio – Class 1
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Virtus KAR Capital Growth Series – Class A Shares
Virtus KAR Enhanced Core Equity Series – Class A Shares
Virtus KAR Small-Cap Growth Series – Class A Shares
Virtus KAR Small-Cap Value Series – Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
Virtus SGA International Growth Series – Class A Shares
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger Select
Wanger USA

Additionally, contract owners also may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against the NNY’s general account assets.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies

The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:

A.

Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

B.

Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.

C.

Federal Income taxes: NNY is taxed as a life insurance entity under the provisions of the internal revenue code of 1986, as amended, (the “Code”) and it together with the operations of the separate accounted are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to US federal income tax examination by tax authorities for years before 2017. Under current provision of the code, NNY does not expect to incur federal income taxes on the earnings of the separate account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made current to the separate account for federal income taxes. NNY will periodically review the tax liability of the separate account in the event of changes in the tax law and may assess a charge in future tears for any federal income taxes that would be applied against the Separate Account.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Investment Option	Purchases	Sales

Alger Capital Appreciation Portfolio – Class I-2 Shares	$2,375,836	$1,039,896

AMT Sustainable Equity Portfolio - Class S	417,245	394,475

Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	602,823	627,450

DWS Equity 500 Index VIP – Class A	5,547,707	4,848,827

DWS Small Cap Index VIP – Class A	451,420	268,098

Federated Hermes Fund for U.S. Government Securities II	2,606,795	2,856,758

Federated Hermes Government Money Fund II - Service Shares	3,785,264	5,609,626

Federated Hermes High Income Bond Fund II – Primary Shares	881,350	713,635

Fidelity® VIP Contrafund® Portfolio – Service Class	7,510,969	5,963,263

Fidelity® VIP Growth Opportunities Portfolio – Service Class	5,445,995	5,135,143

Fidelity® VIP Growth Portfolio – Service Class	4,805,542	2,165,023

Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,765,791	1,764,177

Franklin Income VIP Fund – Class 2	474,323	689,439

Franklin Mutual Shares VIP Fund – Class 2	1,280,891	1,868,917

Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund	390	268,485

Guggenheim VT Long Short Equity Fund	8,558	16,917

Invesco Oppenheimer V.I. Capital Appreciation Fund	185,395	115,631

Invesco Oppenheimer V.I. Global Fund	713,300	419,588

Invesco Oppenheimer V.I. Main Street Small Cap Fund®	782,460	756,224

Invesco V.I. American Franchise Fund – Series I Shares	3,026,124	2,034,356

Invesco V.I. Core Equity Fund – Series I Shares	90,330	112,172

Invesco V.I. Equity and Income Fund – Series II Shares	364,114	443,806

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	70,635	145,822

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	37,312	78,805

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	483,678	260,201

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	3,414,780	2,694,031

Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	893,590	603,770

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	1,017,011	981,532

Morningstar Balanced ETF Asset Allocation Portfolio – Class II	2,905,034	1,112,371

Morningstar Growth ETF Asset Allocation Portfolio – Class II	1,311,703	1,199,255

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	531,560	318,522

Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	510,673	263,615

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	331,267	384,827

PIMCO Real Return Portfolio – Advisor Class	419,533	293,516

PIMCO Total Return Portfolio – Advisor Class	1,421,356	1,030,365

Rydex VT Inverse Government Long Bond Strategy Fund	2,549	1,739

Rydex VT Nova Fund	17,677	12,646

SA AB Growth Portfolio	275,092	281,272

SAST Capital Appreciation Portfolio – Class 1	1,390,552	177,732

SAST Government & Quality Bond Portfolio – Class 1	17,834	12,529

SAST Strategic Multi-Asset Income Portfolio – Class 1	48,283	373,318

Templeton Developing Markets VIP Fund – Class 2	875,413	675,868

Templeton Foreign VIP Fund – Class 2	1,485,937	1,601,833

Templeton Growth VIP Fund – Class 2	514,339	836,970

TVST Touchstone Balanced Fund	103,429	456,144

TVST Touchstone Bond Fund	499,656	195,830

TVST Touchstone Common Stock Fund	704,097	1,049,966

TVST Touchstone Small Company Fund	210,641	504,173

Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	1,943,252	3,055,415

Virtus KAR Capital Growth Series – Class A Shares	22,397,798	18,206,977

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales

Virtus KAR Enhanced Core Equity Series – Class A Shares	$6,349,498	$8,137,613

Virtus KAR Small-Cap Growth Series – Class A Shares	11,455,349	9,405,867

Virtus KAR Small-Cap Value Series – Class A Shares	7,517,199	6,550,246

Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	2,764,070	3,627,373

Virtus SGA International Growth Series – Class A Shares	6,237,454	4,969,596

Virtus Strategic Allocation Series – Class A Shares	4,556,588	3,286,838

Wanger International	1,621,332	3,115,552

Wanger Select	1,702,727	1,847,820

Wanger USA	2,836,753	5,946,261

	$131,998,273	$121,808,116

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For the period ended December 31, 2021			For the period ended December 31, 2020
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	35,980	(218,499)	(182,519)	86,616	(305,175)	(218,559)
AMT Sustainable Equity Portfolio - Class S	329,089	(350,624)	(21,535)	356,536	(634,762)	(278,226)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	137,172	(174,285)	(37,113)	131,560	(282,894)	(151,334)
DWS Equity 500 Index VIP – Class A	803,335	(1,043,827)	(240,492)	829,749	(1,300,197)	(470,448)
DWS Small Cap Index VIP – Class A	99,007	(77,643)	21,364	101,255	(108,780)	(7,525)
Federated Hermes Fund for U.S. Government Securities II	1,395,637	(1,667,521)	(271,884)	2,019,654	(1,981,106)	38,548
Federated Hermes Government Money Fund II - Service Shares	5,087,851	(6,915,265)	(1,827,414)	12,860,517	(11,805,966)	1,054,551
Federated Hermes High Income Bond Fund II – Primary Shares	238,118	(251,466)	(13,348)	157,899	(403,082)	(245,183)
Fidelity® VIP Contrafund® Portfolio – Service Class	445,018	(1,190,233)	(745,215)	585,065	(1,423,713)	(838,648)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	631,451	(898,959)	(267,508)	579,946	(975,488)	(395,542)
Fidelity® VIP Growth Portfolio – Service Class	274,594	(628,785)	(354,191)	750,988	(1,090,757)	(339,769)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	855,378	(1,075,956)	(220,578)	1,065,270	(803,667)	261,603
Franklin Income VIP Fund – Class 2	159,059	(332,928)	(173,869)	249,869	(504,109)	(254,240)
Franklin Mutual Shares VIP Fund – Class 2	310,493	(563,805)	(253,312)	431,029	(705,533)	(274,504)
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund	2,142	(267,587)	(265,445)	1,022,521	(109,623)	912,898
Guggenheim VT Long Short Equity Fund	4,217	(8,072)	(3,855)	7,068	(7,615)	(547)
Invesco Oppenheimer V.I. Capital Appreciation Fund	33,552	(31,303)	2,249	38,819	(174,648)	(135,829)
Invesco Oppenheimer V.I. Global Fund	172,461	(134,696)	37,765	90,137	(228,936)	(138,799)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	175,178	(253,111)	(77,933)	238,992	(263,680)	(24,688)
Invesco V.I. American Franchise Fund – Series I Shares	493,757	(557,440)	(63,683)	398,317	(546,842)	(148,525)
Invesco V.I. Core Equity Fund – Series I Shares	19,881	(39,009)	(19,128)	83,416	(112,550)	(29,134)
Invesco V.I. Equity and Income Fund – Series II Shares	114,848	(163,386)	(48,538)	100,851	(276,772)	(175,921)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	23,807	(47,882)	(24,075)	108,190	(257,309)	(149,119)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	11,147	(22,115)	(10,968)	61,676	(81,894)	(20,218)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	147,506	(115,034)	32,472	208,930	(305,053)	(96,123)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	735,252	(1,099,954)	(364,702)	766,853	(1,118,652)	(351,799)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	202,068	(257,311)	(55,243)	312,547	(682,037)	(369,490)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	387,663	(429,546)	(41,883)	220,918	(440,165)	(219,247)
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	1,215,357	(611,852)	603,505	960,220	(1,400,447)	(440,227)
Morningstar Growth ETF Asset Allocation Portfolio – Class II	451,382	(583,203)	(131,821)	305,726	(538,268)	(232,542)
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	279,981	(195,933)	84,048	145,104	(361,805)	(216,701)
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	158,023	(116,044)	41,979	214,228	(159,497)	54,731
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	418,682	(585,627)	(166,945)	807,111	(686,169)	120,942
PIMCO Real Return Portfolio – Advisor Class	200,275	(171,378)	28,897	285,191	(251,340)	33,851
PIMCO Total Return Portfolio – Advisor Class	629,383	(590,185)	39,198	631,380	(1,178,681)	(547,301)
Rydex VT Inverse Government Long Bond Strategy Fund	11,497	(7,658)	3,839	12,307	(7,145)	5,162
Rydex VT Nova Fund	989	(1,634)	(645)	1,358	(7,149)	(5,791)
SA AB Growth Portfolio	7,408	(158,641)	(151,233)	962,910	(1,279,404)	(316,494)
SAST Capital Appreciation Portfolio – Class 1	17	(222)	(205)	6,080	(7,159)	(1,079)
SAST Government & Quality Bond Portfolio – Class 1	245	(266)	(21)	9,791	(10,017)	(226)
SAST Strategic Multi-Asset Income Portfolio – Class 1	51	(3,157)	(3,106)	14,927	(15,152)	(225)
Templeton Developing Markets VIP Fund – Class 2	165,279	(146,769)	18,510	143,185	(295,859)	(152,674)
Templeton Foreign VIP Fund – Class 2	700,525	(816,178)	(115,653)	560,377	(911,710)	(351,333)
Templeton Growth VIP Fund – Class 2	204,266	(329,408)	(125,142)	260,517	(488,277)	(227,760)
TVST Touchstone Balanced Fund	34,649	(176,704)	(142,055)	141,242	(106,957)	34,285
TVST Touchstone Bond Fund	315,327	(158,177)	157,150	148,962	(164,870)	(15,908)
TVST Touchstone Common Stock Fund	148,373	(318,233)	(169,860)	260,227	(407,961)	(147,734)

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For the period ended December 31, 2021			For the period ended December 31, 2020
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
TVST Touchstone Small Company Fund	55,950	(153,463)	(97,513)	160,159	(236,886)	(76,727)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	153,101	(273,962)	(120,861)	170,995	(326,198)	(155,203)
Virtus KAR Capital Growth Series – Class A Shares	439,109	(1,400,908)	(961,799)	559,657	(1,699,313)	(1,139,656)
Virtus KAR Enhanced Core Equity Series – Class A Shares	1,105,746	(2,398,349)	(1,292,603)	1,022,581	(2,395,838)	(1,373,257)
Virtus KAR Small-Cap Growth Series – Class A Shares	239,504	(721,486)	(481,982)	258,207	(669,067)	(410,860)
Virtus KAR Small-Cap Value Series – Class A Shares	549,680	(1,010,417)	(460,737)	385,368	(911,048)	(525,680)
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	422,522	(647,918)	(225,396)	360,609	(644,130)	(283,521)
Virtus SGA International Growth Series – Class A Shares	807,262	(1,113,035)	(305,773)	842,053	(1,225,154)	(383,101)
Virtus Strategic Allocation Series – Class A Shares	115,879	(290,371)	(174,492)	187,885	(383,443)	(195,558)
Wanger International	175,867	(391,848)	(215,981)	222,207	(468,528)	(246,321)
Wanger Select	74,543	(236,503)	(161,960)	93,276	(192,274)	(98,998)
Wanger USA	142,919	(570,166)	(427,247)	194,186	(695,577)	(501,391)

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2021, 2020, 2019, 2018, and 2017 follows:

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Alger Capital Appreciation Portfolio – Class I-2 Shares
2021	1,999	5.15	to	8.24	10,940	-	-	to	0.80%	18.17%	to	19.13%
2020	2,182	4.36	to	6.92	10,042	-	-	to	0.80%	40.62%	to	41.75%
2019	2,400	3.10	to	4.88	7,826	-	-	to	0.80%	32.51%	to	33.58%
2018‡	2,633	2.34	to	3.51	6,446	0.08%	-	to	0.80%	(0.91%)	to	(0.10%)
2017	2,926	2.29	to	3.66	7,182	0.16%	-	to	0.80%	30.04%	to	31.08%
AMT Sustainable Equity Portfolio - Class S
2021	2,907	1.58	to	1.61	4,611	0.18%	-	to	0.80%	22.18%	to	23.16%
2020[1]	2,928	1.29	to	1.31	3,795	0.38%	-	to	0.80%	18.32%	to	19.28%
2019[4]	3,206	1.09	to	1.10	3,507	0.29%	-	to	0.80%	9.24%	to	9.86%
2018	-	-	to	-	-	-	-	to	-	-	to	-
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2021	972	3.85	to	4.30	3,882	0.84%	-	to	0.80%	23.42%	to	24.41%
2020	1,009	3.12	to	3.46	3,255	1.24%	-	to	0.80%	12.42%	to	13.32%
2019	1,160	2.77	to	3.05	3,326	1.17%	-	to	0.80%	24.82%	to	25.83%
2018‡	1,189	2.22	to	2.42	2,719	1.15%	-	to	0.80%	(12.05%)	to	(11.33%)
2017	1,409	2.53	to	2.73	3,657	0.71%	-	to	0.80%	14.97%	to	15.89%
DWS Equity 500 Index VIP – Class A
2021	6,924	5.31	to	6.24	38,760	1.45%	-	to	0.80%	27.37%	to	28.40%
2020	7,164	4.17	to	4.86	31,266	1.65%	-	to	0.80%	17.15%	to	18.10%
2019	7,635	3.56	to	4.12	28,303	2.19%	-	to	0.80%	30.14%	to	31.19%
2018	9,999	2.73	to	3.14	28,940	1.69%	-	to	0.80%	(5.42%)	to	(4.65%)
2017	10,731	2.89	to	3.29	32,546	1.78%	-	to	0.80%	20.56%	to	21.53%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
DWS Small Cap Index VIP – Class A
2021	501	3.44	to	3.84	1,804	0.82%	-	to	0.80%	13.59%	to	14.50%
2020	480	3.02	to	3.35	1,513	1.07%	-	to	0.80%	18.48%	to	19.43%
2019	488	2.55	to	2.81	1,295	1.09%	-	to	0.80%	24.22%	to	25.22%
2018‡	523	2.06	to	2.24	1,113	0.96%	-	to	0.80%	(11.94%)	to	(11.23%)
2017	671	2.33	to	2.52	1,613	1.01%	-	to	0.80%	13.42%	to	14.33%
Federated Hermes Fund for U.S. Government Securities II
2021	7,064	1.91	to	2.11	14,299	2.02%	-	to	0.80%	(2.83%)	to	(2.04%)
2020	7,336	1.97	to	2.15	15,145	2.50%	-	to	0.80%	4.37%	to	5.21%
2019	7,297	1.89	to	2.05	14,341	2.39%	-	to	0.80%	5.05%	to	5.90%
2018	7,492	1.80	to	1.93	13,938	2.44%	-	to	0.80%	(0.35%)	to	0.45%
2017	7,717	1.80	to	1.92	14,317	2.43%	-	to	0.80%	1.11%	to	1.92%
Federated Hermes Government Money Fund II - Service Shares
2021	19,496	0.94	to	1.03	19,305	0.00%*	-	to	0.80%	(0.80%)	to	- *
2020	21,323	0.95	to	1.03	21,129	0.19%	-	to	0.80%	(0.60%)	to	0.20%
2019	20,269	0.95	to	1.03	20,147	1.64%	-	to	0.80%	0.83%	to	1.64%
2018	23,048	0.95	to	1.02	22,602	1.24%	-	to	0.80%	0.43%	to	1.25%
2017	24,010	0.94	to	1.00	23,294	0.30%	-	to	0.80%	(0.48%)	to	0.31%
Federated Hermes High Income Bond Fund II – Primary Shares
2021	1,398	3.13	to	4.04	4,691	4.79%	-	to	0.80%	4.01%	to	4.85%
2020	1,412	3.01	to	3.86	4,527	6.04%	-	to	0.80%	4.74%	to	5.59%
2019	1,657	2.87	to	3.65	5,033	6.06%	-	to	0.80%	13.63%	to	14.54%
2018	1,910	2.53	to	3.19	5,067	8.10%	-	to	0.80%	(4.06%)	to	(3.29%)
2017	2,131	2.64	to	3.30	5,859	6.72%	-	to	0.80%	6.09%	to	6.94%
Fidelity® VIP Contrafund® Portfolio – Service Class
2021	8,315	5.83	to	8.24	51,244	0.05%	-	to	0.80%	26.69%	to	27.71%
2020	9,060	4.53	to	6.45	43,897	0.15%	-	to	0.80%	29.39%	to	30.43%
2019	9,899	3.50	to	4.95	36,921	0.35%	-	to	0.80%	30.40%	to	31.45%
2018	11,399	2.69	to	3.76	32,420	0.60%	-	to	0.80%	(7.24%)	to	(6.49%)
2017	12,431	2.90	to	4.02	37,961	0.89%	-	to	0.80%	20.79%	to	21.76%
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2021	3,454	6.10	to	9.40	21,908	-	-	to	0.80%	10.93%	to	11.83%
2020	3,721	5.49	to	8.41	21,119	0.01%	-	to	0.80%	67.15%	to	68.49%
2019	4,117	3.29	to	4.99	13,936	0.06%	-	to	0.80%	39.57%	to	40.70%
2018	4,189	2.36	to	3.55	10,157	0.11%	-	to	0.80%	11.44%	to	12.35%
2017	4,580	2.11	to	3.16	9,952	0.20%	-	to	0.80%	33.33%	to	34.40%
Fidelity® VIP Growth Portfolio – Service Class
2021	4,870	4.09	to	5.49	20,981	-	-	to	0.80%	22.10%	to	23.08%
2020	5,224	3.27	to	4.46	18,338	0.06%	-	to	0.80%	42.60%	to	43.75%
2019	5,564	2.29	to	3.10	13,634	0.16%	-	to	0.80%	33.11%	to	34.18%
2018	6,067	1.72	to	2.31	11,109	0.15%	-	to	0.80%	(1.08%)	to	(0.27%)
2017	6,515	1.74	to	2.32	12,019	0.12%	-	to	0.80%	33.92%	to	35.00%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2021	5,153	1.68	to	1.89	9,265	1.94%	-	to	0.80%	(1.52%)	to	(0.72%)
2020	5,373	1.70	to	1.91	9,765	2.15%	-	to	0.80%	8.38%	to	9.26%
2019	5,112	1.57	to	1.74	8,532	2.55%	-	to	0.80%	8.70%	to	9.58%
2018‡	5,581	1.45	to	1.59	8,553	2.45%	-	to	0.80%	(1.43%)	to	(0.63%)
2017	5,900	1.47	to	1.60	9,114	2.39%	-	to	0.80%	3.33%	to	4.16%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Franklin Income VIP Fund – Class 2
2021	1,662	2.30	to	2.61	3,979	4.71%	-	to	0.80%	15.82%	to	16.75%
2020	1,836	1.98	to	2.23	3,777	5.83%	-	to	0.80%	(0.11%)	to	0.69%
2019	2,090	1.99	to	2.22	4,277	5.38%	-	to	0.80%	15.13%	to	16.06%
2018	2,098	1.73	to	1.91	3,707	4.78%	-	to	0.80%	(5.07%)	to	(4.30%)
2017	2,329	1.82	to	2.00	4,321	4.13%	-	to	0.80%	8.80%	to	9.67%
Franklin Mutual Shares VIP Fund – Class 2
2021	3,526	3.78	to	3.53	13,727	2.87%	-	to	0.80%	18.21%	to	19.17%
2020	3,780	3.20	to	2.96	12,377	2.80%	-	to	0.80%	(5.80%)	to	(5.04%)
2019	4,054	3.40	to	3.12	14,014	1.83%	-	to	0.80%	21.59%	to	22.57%
2018	4,509	2.79	to	2.54	12,751	2.36%	-	to	0.80%	(9.80%)	to	(9.07%)
2017	4,954	3.10	to	2.80	15,466	2.17%	-	to	0.80%	7.48%	to	8.35%
Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund
2021	647	0.99	to	0.99	640	0.01%	0.45%	to	0.60%	(0.59%)	to	(0.44%)
20202, ‡	913	1.00	to	1.00	912	0.29%	0.45%	to	0.60%	(0.11%)	to	(0.25%)
2019	-	-	to	-	-	-	-	to	-	-	to	-
2018	-	-	to	-	-	-	-	to	-	-	to	-
2017	-	-	to	-	-	-	-	to	-	-	to	-
Guggenheim VT Long Short Equity Fund
2021	67	2.38	to	2.76	165	0.67%	-	to	0.80%	22.81%	to	23.80%
2020	70	1.94	to	2.23	142	0.86%	-	to	0.80%	4.09%	to	4.93%
2019	71	1.86	to	2.13	136	0.57%	-	to	0.80%	4.69%	to	5.54%
2018	83	1.78	to	2.01	153	-	-	to	0.80%	(13.64%)	to	(12.94%)
2017	99	2.06	to	2.31	208	0.36%	-	to	0.80%	13.94%	to	14.85%
Invesco Oppenheimer V.I. Capital Appreciation Fund
2021	342	3.99	to	4.53	1,428	-	-	to	0.80%	21.30%	to	22.28%
2020	339	3.29	to	3.70	1,164	-	-	to	0.80%	35.15%	to	36.24%
2019	475	2.43	to	2.72	1,217	-	-	to	0.80%	34.76%	to	35.85%
2018	517	1.81	to	2.00	979	-	-	to	0.80%	(6.71%)	to	(5.96%)
2017	864	1.94	to	2.13	1,739	0.01%	-	to	0.80%	25.49%	to	26.50%
Invesco Oppenheimer V.I. Global Fund
2021	883	3.26	to	3.70	3,023	-	-	to	0.80%	14.25%	to	15.17%
2020	845	2.85	to	3.21	2,521	0.43%	-	to	0.80%	26.32%	to	27.34%
2019	984	2.26	to	2.52	2,311	0.64%	-	to	0.80%	30.40%	to	31.45%
2018‡	1,022	1.73	to	1.92	1,830	0.75%	-	to	0.80%	(14.09%)	to	(13.39%)
2017	1,171	2.02	to	2.21	2,427	0.73%	-	to	0.80%	35.23%	to	36.32%
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2021	1,398	3.43	to	4.35	4,934	0.18%	-	to	0.80%	21.28%	to	22.26%
2020	1,476	2.82	to	3.56	4,280	0.38%	-	to	0.80%	18.68%	to	19.64%
2019	1,501	2.38	to	2.97	3,653	-	-	to	0.80%	25.12%	to	26.13%
2018	1,588	1.90	to	2.36	3,085	0.06%	-	to	0.80%	(11.26%)	to	(10.54%)
2017‡	1,700	2.14	to	2.64	3,708	0.64%	-	to	0.80%	13.00%	to	13.91%
Invesco V.I. American Franchise Fund – Series I Shares
2021	2,519	3.98	to	4.30	10,511	-	-	to	0.80%	11.03%	to	11.93%
2020	2,583	3.58	to	3.84	9,602	0.07%	-	to	0.80%	41.22%	to	42.35%
2019	2,731	2.54	to	2.70	7,129	-	-	to	0.80%	35.66%	to	36.76%
2018	2,894	1.87	to	1.97	5,528	-	-	to	0.80%	(4.40%)	to	(3.62%)
2017	3,074	1.95	to	2.05	6,110	0.08%	-	to	0.80%	26.33%	to	27.34%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Invesco V.I. Core Equity Fund – Series I Shares
2021	456	3.26	to	3.70	1,582	0.67%	-	to	0.80%	26.72%	to	27.74%
2020	475	2.57	to	2.90	1,295	1.35%	-	to	0.80%	12.94%	to	13.85%
2019	504	2.28	to	2.54	1,204	0.91%	-	to	0.80%	27.93%	to	28.96%
2018‡	556	1.78	to	1.97	1,027	0.80%	-	to	0.80%	(10.12%)	to	(9.39%)
2017	605	1.98	to	2.18	1,235	1.02%	-	to	0.80%	12.27%	to	13.17%
Invesco V.I. Equity and Income Fund – Series II Shares
2021	941	2.75	to	3.11	2,716	1.63%	-	to	0.80%	17.40%	to	18.35%
2020	989	2.34	to	2.63	2,426	2.23%	-	to	0.80%	8.77%	to	9.65%
2019	1,165	2.15	to	2.40	2,604	2.32%	-	to	0.80%	19.05%	to	20.01%
2018	1,101	1.81	to	2.00	2,058	1.98%	-	to	0.80%	(10.45%)	to	(9.73%)
2017	988	2.02	to	2.21	2,048	1.43%	-	to	0.80%	9.90%	to	10.78%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2021	680	3.23	to	3.71	2,316	0.45%	-	to	0.80%	22.26%	to	23.24%
2020	704	2.64	to	3.01	1,952	0.69%	-	to	0.80%	8.37%	to	9.25%
2019	853	2.44	to	2.75	2,152	0.50%	-	to	0.80%	24.28%	to	25.28%
2018	912	1.96	to	2.20	1,845	0.51%	-	to	0.80%	(12.06%)	to	(11.35%)
2017	951	2.23	to	2.48	2,172	0.53%	-	to	0.80%	14.00%	to	14.92%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2021	257	3.49	to	3.99	940	0.05%	-	to	0.80%	18.91%	to	19.87%
2020	268	2.93	to	3.32	821	0.20%	-	to	0.80%	5.91%	to	6.76%
2019	288	2.77	to	3.11	824	-	-	to	0.80%	28.89%	to	29.93%
2018	349	2.15	to	2.40	771	0.02%	-	to	0.80%	(13.94%)	to	(13.24%)
2017	369	2.49	to	2.76	940	0.36%	-	to	0.80%	13.04%	to	13.95%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2021	1,252	2.51	to	2.87	3,308	3.08%	-	to	0.80%	2.45%	to	3.28%
2020	1,219	2.45	to	2.78	3,135	3.85%	-	to	0.80%	6.45%	to	7.30%
2019	1,316	2.30	to	2.59	3,154	3.81%	-	to	0.80%	12.45%	to	13.35%
2018	1,404	2.05	to	2.28	2,978	4.27%	-	to	0.80%	(4.79%)	to	(4.02%)
2017	1,531	2.15	to	2.38	3,384	4.05%	-	to	0.80%	8.34%	to	9.21%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2021	5,141	2.95	to	3.38	15,921	1.04%	-	to	0.80%	27.99%	to	29.02%
2020	5,506	2.31	to	2.62	13,205	1.73%	-	to	0.80%	1.88%	to	2.70%
2019	5,858	2.26	to	2.55	13,736	1.65%	-	to	0.80%	21.51%	to	22.49%
2018	5,978	1.86	to	2.08	11,462	1.42%	-	to	0.80%	(8.88%)	to	(8.14%)
2017	6,236	2.04	to	2.26	13,059	1.33%	-	to	0.80%	12.48%	to	13.38%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2021	1,733	2.73	to	3.12	4,953	0.58%	-	to	0.80%	27.67%	to	28.70%
2020	1,788	2.14	to	2.42	3,991	1.09%	-	to	0.80%	1.68%	to	2.50%
2019	2,158	2.10	to	2.37	4,697	0.89%	-	to	0.80%	21.66%	to	22.64%
2018	2,303	1.73	to	1.93	4,101	0.65%	-	to	0.80%	(15.72%)	to	(15.04%)
2017	2,622	2.05	to	2.27	5,524	0.60%	-	to	0.80%	5.98%	to	6.83%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II
2021	1,371	2.39	to	2.62	3,436	1.11%	-	to	0.80%	17.39%	to	18.33%
2020	1,413	2.04	to	2.21	2,971	1.75%	-	to	0.80%	9.08%	to	9.96%
2019	1,632	1.87	to	2.01	3,135	1.57%	-	to	0.80%	21.19%	to	22.17%
2018	1,637	1.54	to	1.65	2,587	1.35%	-	to	0.80%	(10.06%)	to	(9.33%)
2017‡	1,637	1.61	to	1.82	2,867	1.13%	-	to	0.80%	11.57%	to	19.80%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Morningstar Balanced ETF Asset Allocation Portfolio – Class II
2021	5,664	1.91	to	2.09	11,320	1.47%	-	to	0.80%	9.90%	to	10.79%
2020	5,061	1.74	to	1.89	9,124	2.05%	-	to	0.80%	8.25%	to	9.12%
2019	5,501	1.60	to	1.73	9,112	2.02%	-	to	0.80%	15.33%	to	16.26%
2018‡	5,637	1.39	to	1.49	8,064	2.12%	-	to	0.80%	(6.99%)	to	(6.23%)
2017	4,767	1.50	to	1.58	7,278	1.68%	-	to	0.80%	12.43%	to	13.33%
Morningstar Growth ETF Asset Allocation Portfolio – Class II
2021	3,839	2.20	to	2.41	8,759	1.23%	-	to	0.80%	13.97%	to	14.88%
2020	3,971	1.93	to	2.10	7,892	2.07%	-	to	0.80%	9.12%	to	10.01%
2019	4,203	1.77	to	1.91	7,647	1.76%	-	to	0.80%	18.81%	to	19.77%
2018	4,355	1.49	to	1.59	6,646	1.64%	-	to	0.80%	(8.78%)	to	(8.04%)
2017	4,265	1.64	to	1.73	7,101	1.41%	-	to	0.80%	16.36%	to	17.30%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II
2021	1,226	1.61	to	1.76	2,034	1.49%	-	to	0.80%	5.62%	to	6.47%
2020	1,142	1.52	to	1.65	1,795	2.05%	-	to	0.80%	7.56%	to	8.43%
2019	1,359	1.41	to	1.52	1,972	2.04%	-	to	0.80%	12.00%	to	12.90%
2018	1,493	1.26	to	1.35	1,929	1.62%	-	to	0.80%	(5.02%)	to	(4.25%)
2017	2,199	1.33	to	1.41	2,996	1.57%	-	to	0.80%	9.06%	to	9.94%
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2021	580	2.34	to	2.46	1,380	-	-	to	0.80%	11.82%	to	12.72%
2020	538	2.09	to	2.18	1,141	-	-	to	0.80%	38.59%	to	39.71%
2019	483	1.51	to	1.56	738	-	-	to	0.80%	31.42%	to	32.48%
2018‡	370	1.15	to	1.18	428	-	-	to	0.80%	(7.31%)	to	(6.56%)
2017‡	284	1.24	to	1.26	354	-	-	to	0.80%	23.57%	to	24.56%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2021	2,935	0.78	to	0.88	2,341	4.11%	-	to	0.80%	32.05%	to	33.11%
2020	3,102	0.59	to	0.66	1,868	6.13%	-	to	0.80%	0.42%	to	1.23%
2019	2,981	0.59	to	0.66	1,788	4.35%	-	to	0.80%	10.46%	to	11.35%
2018‡	2,820	0.53	to	0.59	1,526	1.97%	-	to	0.80%	(14.89%)	to	(14.20%)
2017	3,134	0.63	to	0.69	1,990	10.90%	-	to	0.80%	1.23%	to	2.05%
PIMCO Real Return Portfolio – Advisor Class
2021	947	1.76	to	2.00	1,757	4.85%	-	to	0.80%	4.64%	to	5.48%
2020	918	1.69	to	1.70	1,623	1.33%	-	to	0.80%	10.71%	to	11.60%
2019	885	1.52	to	1.70	1,402	1.56%	-	to	0.80%	7.46%	to	8.33%
2018	970	1.42	to	1.57	1,424	2.29%	-	to	0.80%	(3.09%)	to	(2.31%)
2017	1,436	1.46	to	1.61	2,166	2.30%	-	to	0.80%	2.72%	to	3.55%
PIMCO Total Return Portfolio – Advisor Class
2021	3,018	1.85	to	2.09	5,849	1.73%	-	to	0.80%	(2.15%)	to	(1.36%)
2020	2,979	1.89	to	2.12	5,878	2.03%	-	to	0.80%	7.67%	to	8.54%
2019	3,526	1.75	to	1.96	6,447	2.91%	-	to	0.80%	7.38%	to	8.25%
2018	3,677	1.63	to	1.81	6,235	2.45%	-	to	0.80%	(1.43%)	to	(0.63%)
2017‡	3,779	1.66	to	1.82	6,459	1.92%	-	to	0.80%	3.97%	to	4.81%
Rydex VT Inverse Government Long Bond Strategy Fund
2021	83	0.20	to	0.24	18	-	-	to	0.80%	0.16%	to	0.97%
2020	80	0.20	to	0.24	17	0.29%	-	to	0.80%	(21.72%)	to	(21.09%)
2019	74	0.26	to	0.30	21	-	-	to	0.80%	(13.98%)	to	(13.29%)
2018	76	0.30	to	0.34	24	-	-	to	0.80%	2.95%	to	3.79%
2017	75	0.30	to	0.33	23	-	-	to	0.80%	(9.61%)	to	(8.89%)

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Rydex VT Nova Fund
2021	37	8.05	to	8.54	298	0.35%	0.25%	to	0.80%	41.05%	to	41.83%
2020	37	5.70	to	6.02	215	0.86%	0.25%	to	0.80%	19.07%	to	19.73%
2019	43	4.79	to	5.03	209	1.11%	0.25%	to	0.80%	43.88%	to	44.68%
2018	44	3.33	to	3.47	150	0.18%	0.25%	to	0.80%	(11.04%)	to	(10.55%)
2017	45	3.74	to	3.88	172	0.05%	0.25%	to	0.80%	30.73%	to	31.45%
SA AB Growth Portfolio
2021	1,798	2.09	to	2.10	3,796	-	0.45%	to	0.60%	28.03%	to	28.22%
2020	1,949	1.63	to	1.64	3,193	-	0.45%	to	0.60%	34.80%	to	35.01%
2019	2,265	1.21	to	1.21	2,749	-	0.45%	to	0.60%	34.07%	to	34.27%
2018‡, 7	2,530	0.85	to	0.99	2,288	-	0.45%	to	0.60%	(6.02%)	to	(5.99%)
SAST Capital Appreciation Portfolio – Class 1
2021	8	756.49	to	723.17	6,090	-	0.45%	to	0.60%	4.99%	to	5.15%
2020	9	720.50	to	687.73	5,952	-	0.45%	to	0.60%	63.55%	to	63.79%
2019	10	440.55	to	419.88	4,087	-	0.45%	to	0.60%	30.38%	to	30.58%
2018	11	337.90	to	321.55	3,643	-	0.45%	to	0.60%	(1.35%)	to	(1.20%)
2017	12	342.52	to	325.46	3,918	-	0.45%	to	0.60%	31.99%	to	32.18%
SAST Government & Quality Bond Portfolio – Class 1
2021	3	70.22	to	70.22	238	1.65%	0.45%	to	0.45%	(2.30%)	to	(2.30%)
2020‡	3	71.87	to	71.87	245	2.51%	0.45%	to	0.45%	6.63%	to	6.63%
2019	4	67.40	to	67.40	245	2.51%	0.45%	to	0.45%	6.84%	to	6.84%
2018‡	5	63.09	to	63.09	312	2.09%	0.45%	to	0.45%	(0.41%)	to	(0.41%)
2017	5	42.93	to	63.35	326	1.83%	0.45%	to	0.60%	2.34%	to	2.50%
SAST Strategic Multi-Asset Income Portfolio – Class 1
2021	8	120.72	to	117.37	982	0.28%	0.45%	to	0.60%	7.01%	to	7.17%
2020‡	11	112.81	to	109.51	1,254	1.09%	0.45%	to	0.60%	17.41%	to	17.59%
2019	12	96.08	to	93.13	1,087	0.08%	0.45%	to	0.60%	18.37%	to	18.54%
2018	22	81.17	to	78.56	1,713	1.23%	0.45%	to	0.60%	(8.04%)	to	(7.90%)
2017	22	88.28	to	85.30	1,877	0.27%	0.45%	to	0.60%	15.64%	to	15.81%
Templeton Developing Markets VIP Fund – Class 2
2021	912	4.37	to	4.85	4,159	0.87%	-	to	0.80%	(6.49%)	to	(5.74%)
2020	894	4.68	to	5.15	4,342	4.24%	-	to	0.80%	16.25%	to	17.18%
2019	1,047	4.02	to	4.39	4,353	0.99%	-	to	0.80%	25.68%	to	26.70%
2018‡	1,115	3.20	to	3.47	3,680	0.86%	-	to	0.80%	(16.47%)	to	(15.79%)
2017	1,204	3.83	to	4.12	4,731	1.00%	-	to	0.80%	39.29%	to	40.41%
Templeton Foreign VIP Fund – Class 2
2021	3,433	1.88	to	2.04	7,048	1.88%	-	to	0.80%	3.33%	to	4.16%
2020	3,548	1.82	to	1.96	7,017	3.43%	-	to	0.80%	(1.95%)	to	(1.16%)
2019	3,900	1.86	to	1.98	7,813	1.73%	-	to	0.80%	11.63%	to	12.53%
2018	3,916	1.66	to	1.76	6,991	2.67%	-	to	0.80%	(16.12%)	to	(15.44%)
2017	4,187	1.98	to	2.08	8,859	2.61%	-	to	0.80%	15.76%	to	16.69%
Templeton Growth VIP Fund – Class 2
2021	2,224	2.94	to	2.59	6,712	1.10%	-	to	0.80%	4.03%	to	4.87%
2020	2,349	2.82	to	2.47	6,778	3.04%	-	to	0.80%	4.95%	to	5.80%
2019	2,576	2.69	to	2.33	7,054	2.76%	-	to	0.80%	14.23%	to	15.15%
2018	2,845	2.35	to	2.02	6,782	1.98%	-	to	0.80%	(15.53%)	to	(14.85%)
2017	3,040	2.79	to	2.38	8,511	1.66%	-	to	0.80%	17.56%	to	18.50%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
TVST Touchstone Balanced Fund
2021	627	2.76	to	2.93	1,809	0.22%	0.25%	to	0.80%	16.14%	to	16.78%
2020	769	2.38	to	2.51	1,905	1.45%	0.25%	to	0.80%	18.21%	to	18.86%
2019	734	2.01	to	2.11	1,534	1.79%	0.25%	to	0.80%	21.82%	to	22.50%
2018‡	496	1.65	to	1.72	840	1.17%	0.25%	to	0.80%	(6.82%)	to	(6.30%)
2017	496	1.77	to	1.84	898	-	0.25%	to	0.80%	13.15%	to	13.77%
TVST Touchstone Bond Fund
2021	1,060	1.61	to	1.81	1,755	2.62%	-	to	0.80%	(2.00%)	to	(1.21%)
2020	903	1.65	to	1.83	1,519	1.73%	-	to	0.80%	8.84%	to	9.71%
2019	919	1.51	to	1.67	1,418	1.31%	-	to	0.80%	9.58%	to	10.46%
2018	969	1.38	to	1.51	1,361	2.39%	-	to	0.80%	(2.66%)	to	(1.88%)
2017	1,013	1.42	to	1.54	1,458	-	-	to	0.80%	2.84%	to	3.67%
TVST Touchstone Common Stock Fund
2021	2,213	3.92	to	4.64	8,938	0.54%	-	to	0.80%	26.83%	to	27.85%
2020	2,383	3.09	to	3.63	7,565	0.63%	-	to	0.80%	22.69%	to	23.68%
2019	2,531	2.52	to	2.93	6,530	0.56%	-	to	0.80%	27.55%	to	28.58%
2018	2,747	1.98	to	2.28	5,547	1.26%	-	to	0.80%	(8.79%)	to	(8.05%)
2017	3,279	2.17	to	2.48	7,242	0.01%	-	to	0.80%	20.53%	to	21.50%
TVST Touchstone Small Company Fund
2021	961	3.68	to	4.53	3,684	0.07%	-	to	0.80%	23.18%	to	24.18%
2020	1,058	2.99	to	3.65	3,280	0.16%	-	to	0.80%	17.75%	to	18.70%
2019	1,135	2.54	to	3.08	2,977	0.02%	-	to	0.80%	20.43%	to	21.40%
2018	1,240	2.11	to	2.53	2,694	-	-	to	0.80%	(8.72%)	to	(7.98%)
2017	1,413	2.31	to	2.75	3,343	0.06%	-	to	0.80%	18.17%	to	19.12%
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2021	1,608	14.75	to	10.93	23,785	0.71%	-	to	0.80%	45.24%	to	46.41%
2020	1,729	10.16	to	7.46	17,524	1.15%	-	to	0.80%	(2.34%)	to	(1.55%)
2019	1,884	10.40	to	7.58	19,509	1.66%	-	to	0.80%	26.40%	to	27.42%
2018	2,088	8.23	to	5.95	17,023	1.60%	-	to	0.80%	(7.28%)	to	(6.53%)
2017	2,336	8.87	to	6.36	20,350	1.40%	-	to	0.80%	5.12%	to	5.97%
Virtus KAR Capital Growth Series – Class A Shares
2021	10,738	16.63	to	4.63	179,958	-	-	to	0.80%	11.24%	to	12.14%
2020	11,700	14.95	to	4.13	174,302	-	-	to	0.80%	49.02%	to	50.23%
2019	12,840	10.03	to	2.75	128,214	-	-	to	0.80%	38.75%	to	39.87%
2018	14,073	7.23	to	1.97	101,194	-	-	to	0.80%	(8.00%)	to	(7.25%)
2017	15,264	7.85	to	2.12	118,455	-	-	to	0.80%	34.99%	to	36.07%
Virtus KAR Enhanced Core Equity Series – Class A Shares
2021	12,880	3.73	to	4.14	52,132	2.21%	-	to	0.80%	16.45%	to	17.39%
2020	14,172	3.21	to	3.52	48,964	1.71%	-	to	0.80%	13.99%	to	14.91%
2019	15,546	2.81	to	3.07	46,818	1.20%	-	to	0.80%	27.65%	to	28.67%
2018‡	17,141	2.20	to	2.38	40,240	1.02%	-	to	0.80%	(13.56%)	to	(12.86%)
2017	18,903	2.55	to	2.73	50,994	1.58%	-	to	0.80%	21.98%	to	22.96%
Virtus KAR Small-Cap Growth Series – Class A Shares
2021	4,413	13.31	to	15.55	61,633	-	-	to	0.80%	4.14%	to	4.98%
2020	4,895	12.78	to	14.81	65,361	-	-	to	0.80%	43.49%	to	44.64%
2019	5,306	8.91	to	10.24	49,114	-	-	to	0.80%	36.21%	to	37.31%
2018	5,949	6.54	to	7.46	40,231	-	-	to	0.80%	10.77%	to	11.66%
2017	6,585	5.90	to	6.68	39,981	-	-	to	0.80%	39.73%	to	40.85%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Virtus KAR Small-Cap Value Series – Class A Shares
2021	4,506	6.77	to	7.47	33,581	0.11%	-	to	0.80%	18.76%	to	19.72%
2020	4,967	5.70	to	6.24	30,944	1.09%	-	to	0.80%	28.61%	to	29.65%
2019	5,492	4.43	to	4.81	26,493	0.95%	-	to	0.80%	23.64%	to	24.63%
2018	5,940	3.58	to	3.86	23,081	0.88%	-	to	0.80%	(16.55%)	to	(15.88%)
2017	6,676	4.29	to	4.59	30,890	0.65%	-	to	0.80%	19.20%	to	20.16%
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
2021	3,579	7.10	to	3.52	24,726	2.76%	-	to	0.80%	0.26%	to	1.07%
2020	3,805	7.08	to	3.48	26,022	3.28%	-	to	0.80%	5.68%	to	6.53%
2019	4,088	6.70	to	3.27	26,374	3.62%	-	to	0.80%	9.59%	to	10.47%
2018	4,399	6.12	to	2.96	25,532	3.92%	-	to	0.80%	(3.45%)	to	(2.66%)
2017	4,805	6.33	to	3.04	28,881	4.27%	-	to	0.80%	5.87%	to	6.72%
Virtus SGA International Growth Series – Class A Shares
2021	6,736	5.62	to	2.78	37,765	-	-	to	0.80%	7.45%	to	8.32%
2020	7,041	5.23	to	2.57	36,568	-	-	to	0.80%	22.65%	to	23.64%
2019	7,425	4.26	to	2.08	31,174	0.83%	-	to	0.80%	17.59%	to	18.54%
2018	8,020	3.62	to	1.75	28,559	2.86%	-	to	0.80%	(17.34%)	to	(16.67%)
2017	8,768	4.38	to	2.10	37,580	1.57%	-	to	0.80%	15.02%	to	15.95%
Virtus Strategic Allocation Series – Class A Shares
2021	3,324	13.08	to	4.24	43,398	0.39%	-	to	0.80%	6.71%	to	7.57%
2020	3,498	12.26	to	3.94	42,771	0.69%	-	to	0.80%	32.89%	to	33.96%
2019	3,694	9.22	to	2.94	33,928	1.23%	-	to	0.80%	25.04%	to	26.05%
2018‡	4,049	7.38	to	2.33	29,717	1.33%	-	to	0.80%	(6.65%)	to	(5.89%)
2017	4,583	7.90	to	2.48	35,974	1.88%	-	to	0.80%	18.02%	to	18.97%
Wanger International
2021	2,941	9.46	to	6.53	28,243	0.55%	-	to	0.80%	17.86%	to	18.81%
2020	3,157	8.02	to	5.50	25,604	2.01%	-	to	0.80%	13.45%	to	14.36%
2019	3,404	7.07	to	4.81	24,270	0.82%	-	to	0.80%	28.95%	to	29.99%
2018	3,780	5.48	to	3.70	20,804	2.03%	-	to	0.80%	(18.36%)	to	(17.70%)
2017	4,186	6.72	to	4.49	28,118	1.20%	-	to	0.80%	31.85%	to	32.91%
Wanger Select
2021	1,213	9.15	to	7.47	10,171	-	-	to	0.80%	4.98%	to	5.83%
2020	1,375	6.92	to	7.06	10,845	0.76%	-	to	0.80%	25.64%	to	26.65%
2019	1,474	5.51	to	5.57	9,237	0.07%	-	to	0.80%	28.27%	to	29.30%
2018	1,582	4.29	to	4.31	7,727	0.17%	-	to	0.80%	(13.12%)	to	(12.41%)
2017	1,697	4.94	to	4.92	9,464	0.18%	-	to	0.80%	25.66%	to	26.67%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Fair Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2021	4,264	11.06	to	8.55	48,776	0.74%	-	to	0.80%	8.03%	to	8.90%
2020	4,691	10.24	to	7.85	49,491	-	-	to	0.80%	23.23%	to	24.23%
2019	5,193	8.30	to	6.32	44,287	0.26%	-	to	0.80%	30.05%	to	31.10%
2018‡	5,681	6.38	to	4.82	37,119	0.09%	-	to	0.80%	(2.25%)	to	(1.46%)
2017	6,235	6.53	to	4.89	41,434	-	-	to	0.80%	18.63%	to	19.58%

‡For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.

1 The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.

2 The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4] From inception April 30, 2019 to December 31, 2019.	[7] From inception October 19, 2018 to December 31, 2018.

Note 6—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A.	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by NNY:

Plan	Admin Charge
Corporate Edge	$10
Estate Edge	$20 (face amounts up to $400,000)
$0.05 per $1000 of face amount (face amounts of $400,001 to $1,600,000)
$80 (face amounts of greater than $1,600,000)
Estate Strategies	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10
ICAP+* (Policy years 1-8)	.55% of the daily net asset value of the sub-account on annual basis
ICAP+* (Policy years 8+)	.20% of the daily net asset value of the sub-account on annual basis
Joint Edge	$10
Phoenix Benefit Choice VUL	$7
Phoenix Executive VUL (08XVUL)	$20
Phoenix Executive VUL (V614)	$10
Flex Edge Success	$10
Flex Edge	$10
Individual Edge	$10
Phoenix Joint Edge VUL	$10
RSVP Variable Life	$5
The Phoenix Edge	$10
The Phoenix Edge SPVL	None

* ICAP maximum is on an annual basis

Contract Surrender Charge – In accordance with terms of the contracts, NCNY charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Below is a table that summarizes the surrender charge schedule for the various plans offered by NNY:

Plan	Surrender Charge
Corporate Edge	None
Estate Edge	9 year schedule – level for 6 years then decreasing to zero by year 10
Estate Strategies	5 year schedule – decreasing to zero by year 6
Executive Benefit VUL	None
ICAP +	Contingent Deferred Sales Charge - 8 year period, decreasing to zero in year 9
Joint Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Executive VUL (08XVUL)	None
Phoenix Executive VUL (V614)	None
Flex Edge Success	10 year schedule – level for 5 years then decreasing to zero by year 11
Flex Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Individual Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Joint Edge VUL	10 year schedule
RSVP Variable Life	10 year period, level for 6 years and decreasing to zero by year 11
The Phoenix Edge	None, other than any unpaid policy charges in years 1-10

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

Plan	Surrender Charge
The Phoenix Edge SPVL	9 years, decreasing %, decreases to 0% in year 10

Cost of Insurance Charge – In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Nassau will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2021 and 2020 were $39,326,998 and $40,784,378, respectively.

B.	Optional Rider and Benefit Charges

NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C.	Daily M&E and Administrative Fees

As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line items “Mortality and Expense Fees” and “Administrative Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2021 was $3,827,384.

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Corporate Edge and Phoenix Executive VUL		0.90%
Estate Edge (Years 1-15)	0.80%
Estate Edge (Years 16+)	0.25%
Estate Strategies	0.40%
Executive Benefit VUL		0.90%
Flex Edge (Years 1-15)	0.80%
Flex Edge (Years 16+)	0.25%
Flex Edge Success (Years 1-15)	0.80%
Flex Edge Success (Years 16+)	0.25%
ICAP+ (Years 1-8)	0.60%
ICAP+ (Years 8+)	0.25%
Individual Edge (Year 1-15)	0.80%
Individual Edge (Years 16+)	0.25%
Joint Edge (Years 1 -15)	0.80%
Joint Edge (Years 16+)	0.25%
Phoenix Benefit Choice VUL (Years 1-20)		0.50%
Phoenix Benefit Choice VUL (Years 21+)		0.25%
Phoenix Express VUL	0.48%

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Related Party Transactions and Charges and Deductions (Continued)

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Phoenix Joint Edge VUL (Years 1-20)		0.50%
Phoenix Joint Edge VUL (Years 21+)		0.25%
RSVP Variable Life	0.60%
The Phoenix Edge	0.50%
The Phoenix Edge - SPVL		0.80%

D.	Other Charges

NNY may deduct other charges depending on the policy terms.

Note 7—Distribution of Net Income

The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner’s overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8—Diversification Requirements

Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

NNY intends that each of the investment options shall comply with the diversification requirements.

Note 9—Other

Regulatory Matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of NCNY and NNY and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Note 10—Mergers, Liquidations, and Name Changes

A.	Mergers

On January 20, 2020 the SA BlackRock Multi-Asset Income Portfolio –Class 1 Fund merged into Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund.

On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 10—Mergers, Liquidations, and Name Changes (Continued)

B.	Liquidations

There were no liquidations in 2020 or 2021.

C.	Name Changes

Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.

Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.

Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.

Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.

Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.

Effective November 8, 2021, the SA Wellington Capital Appreciation Portfolio was renamed to the SAST Capital Appreciation Portfolio.

Effective November 8, 2021, the SA Wellington Government & Quality Bond Portfolio was renamed to the SAST Government & Quality Bond Portfolio.

Effective November 8, 2021, the SA Wellington Strategic Multi-Asset Income Portfolio was renamed to the SAST Strategic Multi-Asset Income Portfolio.

Note 11—Subsequent Events

We have evaluated events subsequent to December 31, 2021 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise Nassau Life Variable Universal Life Account (the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods (as described in the Appendix) in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 14, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limiter, a private English company limited by guarantee.

Appendix

Unless noted otherwise, statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period ended December 31, 2021.

Alger Capital Appreciation Portfolio – Class I-2

Shares AMT Sustainable Equity Portfolio – Class S

Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares

DWS Equity 500 Index VIP – Class A

DWS Small Cap Index VIP – Class A

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II – Service Shares

Federated Hermes High Income Bond Fund II – Primary Shares

Fidelity® VIP Contrafund® Portfolio – Service Class

Fidelity® VIP Growth Opportunities Portfolio – Service Class

Fidelity® VIP Growth Portfolio – Service Class

Fidelity® VIP Investment Grade Bond Portfolio – Service Class

Franklin Income VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Goldman Sachs Variable Insurance Trust (VIT) Government Money Market Fund (2)

Guggenheim VT Long Short Equity Fund

Invesco Oppenheimer V.I. Capital Appreciation Fund

Invesco Oppenheimer V.I. Global Fund

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Equity and Income Fund – Series II Shares

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares

Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares

Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares

Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO Real Return Portfolio – Advisor Class

PIMCO Total Return Portfolio – Advisor Class

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

SA AB Growth Portfolio

SAST Capital Appreciation Portfolio – Class 1(1)

SAST Government and Quality Bond Portfolio – Class 1(1)

SAST Strategic Multi-Asset Income Portfolio – Class 1(1)

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

Templeton Growth VIP Fund – Class

2 TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus SGA International Growth Series – Class A Shares (1)

Virtus Duff & Phelps Real Estate Securities Series – Class A Shares

Virtus KAR Capital Growth Series – Class A Shares

Virtus KAR Small-Cap Growth Series – Class A Shares

Virtus KAR Small-Cap Value Series – Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares

Virtus KAR Enhanced Core Equity Series – Class A Shares

Virtus Strategic Allocation Series – Class A Shares

Wanger International

Wanger Select

Wanger USA

(1) See Note 9 to the financial statements for the former name of the sub-account.

(2) Statements of changes in net assets for the period January 1, 2021 to December 31, 2021 and for the period from January 20, 2020 to December 31, 2020.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06103-2899

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4262 © 2020 The Nassau Companies of New York	12-21